UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4840

The Tocqueville Trust

(Exact name of registrant as specified in charter)

The Tocqueville Trust

40 W. 57th Street, 19th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt, President

The Tocqueville Trust

40 W. 57th Street, 19th Floor

New York, NY 10019

(Name and address of agent for service)

212-698-0800

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1.	Report to Stockholders.

SEMI-ANNUAL REPORT

April 30, 2010

The Tocqueville Trust

Mutual Funds

The Tocqueville Fund

The Tocqueville Small Cap Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Select Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Fellow Shareholder,

The global economic recovery has long struggled against deeply entrenched skepticism and still now, occasional aftershocks of the financial crisis periodically put it in question altogether. Nevertheless, it is our view that the post-crisis phase of the current cycle is unfolding more or less as could be expected.

As documented in Carmen Reinhart’s and Kenneth Rogoff’s recently published opus—This Time Is Different—Eight Centuries of Financial Folly—periods following major financial crises have generally been ones of consolidation, when declines in asset valuations, from real estate to stocks to metals and major natural resources, continue to weigh on the economies for several years

During that time, economies and financial systems slowly get mended but the healing process often is interrupted by aftershocks that seem to threaten new crises. Meanwhile, with entire economic sectors seriously damaged, overall growth tends to remain subdued, tax revenues remain close to recession levels, fiscal deficits prove sticky and governments’ indebtedness continues to grow for several years, even as the economies recover. And, finally, these are times propitious to currency upheavals and defaults on sovereign (nations’) credits, as Europe is currently finding out.

From a stock market perspective, the aftermaths of major crises also tend to be characterized by long periods of base-building, when stocks typically trade within a broad range but with little net gain over time, and without reaching new highs for several years. As all this unfolds, investors’ patience wears thin: each failed attempt to reach a new high weakens their faith in the stock market as a wealth-building tool for the long-term. The ultimate step in this discouragement is what market strategists call “capitulation”—paradoxically but not surprisingly, usually the precursor to a new, long advance in stock prices.

In a way, therefore, it does not really matter if the economy experiences a double dip or simply struggles along, periodically interrupted by deflationary or inflationary scares. What we need above all is for time to elapse while fundamental problems get brought down to size and asset valuations become more compelling, so as to provide a good base from which to launch a major bull market.

The good news is that corrections of the types that have recently been suffered by the world’s major stock markets (or worse, at times) really are part of the healing process and that, during that process, worthwhile values begin to emerge, which provide profitable opportunities for the patient investor even before the ultimate stock market lows. Bull markets do not start amid certainty or comfort and while the investment environment promises to remain challenging going forward, this is no time to give up on stock markets as wealth-building tools.

Faithfully yours,

François Sicart

Chairman

Semi-Annual Report	1

The Tocqueville Fund

Dear Fellow Shareholder,

The six months ended April 30, 2010 was a good period for global equities, particularly in the U.S., where a continuation of the rally that began in March of 2009 drove the price of most stocks higher. The S&P 500, the index against which we are most commonly measured, rose 15.66% over this period, while the Tocqueville Fund gained 18.16%. Not surprisingly, the markets have weakened considerably since the end of our fiscal first half in response to a number of issues, some very real and some more cosmetic. Nonetheless, in any event, the markets were due for a correction of some sort, after the torrid gains of the past year when perceptions about the world economic outlook went from Armageddon to just another recession, albeit a sharp one.

Of course, some of the issues pressuring the market currently are quite real, indeed, even if many of them have been visible through-out the thirteen month rally that ended just in line with the first half of our fiscal year. Shaky sovereign debt, unaffordable entitlement programs, inability of the political class to tackle obvious and worsening problems, increased regulations, the prospect of radically increased taxes, the politicization of central banks, the socialization of losses, moral hazard, lack of liquidity, reluctance of banks to lend, risk aversion on the part of consumers and business owners, high unemployment, continued weakness in residential real estate, growing weakness of commercial real estate, have all combined to form a formidable wall of worry. More recent issues, like the environmental problems in the Gulf of Mexico and the resultant impact on the energy business, new tensions in the Middle East and on the Korean Peninsula, ongoing terrorist efforts of radical Islamic groups to cause havoc on our shores all add to the concern investors have about the sustainability and strength of the global economic recovery.

In times such as these, following as they do, so closely the financial panic of the very recent past, keeping a cool head is essential to successful investing. As worrisome as many of these issues may be, they do carry with them the benefit of lower stock prices and cheaper valuations. Judiciously taking advantage of these opportunities is an essential part of the contrarian and value investing process. That has been our approach since the meltdown that began in May, leading to the worst performance for that month since May of 1940, and which, as of this writing, continues.

Markets ignored or discounted much of these concerns through the end of April, however, and your Fund posted strong gains. Cliffs Natural Resources, an iron ore producer which benefited for the strong demand from the global steel industry led our results in the period, followed closely by Newmont Mining, one of the world’s largest gold mining concerns, and General Electric. East West Bancorp, a particularly well situated regional bank, and DuPont de Nemours round out the top five names in terms of performance contribution in the six month period. Combined, these stocks accounted for 25% of the performance in the first half of the fiscal year. The varying capitalization of these names is a good illustration of our multicap approach to investing. As importantly, the period benefited from a very tiny percentage of shares that contributed negatively to results. Only eleven stocks, out of the more than eighty names we held at one point or another during the period, generated negative results, and combined their negative impact was less than 50 basis points. Periods of strong investment results are typically characterized by the absence of significant losers, even more than by the presence of significant winners. That was the case in the most recent six month period.

Our outlook for the near term future is guarded. Many of the issues mentioned above will take some time to resolve. Equity valuations, while not out of line with historical averages, are clearly not as cheap as they were twelve to fifteen months ago. But we remain stock pickers, not market timers, and our portfolio will reflect the specific investment opportunities we unearth rather than our perception of overall market direction. Moreover, 2010 is an election year, and elections have consequences. We would expect the markets to begin to focus on possible election scenarios in the coming months. Some of those scenarios could well lead to the amelioration of some of the most vexing macroeconomic issues. It would be a mistake, in my view, to ignore that possibility.

Finally, as the manager as well as a significant shareholder in the Fund, I want to take this opportunity to thank you for your interest and your loyalty to the Tocqueville Fund.

Sincerely,

Robert W. Kleinshmidt

Portfolio Manager

2	April 30, 2010

The Tocqueville Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

Effective February 1, 2000, the Fund eliminated its sales load. As such, it is reflected in the graph above but not the table below.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2010

	1 Year	3 Year	5 Year	10 Year
Tocqueville Fund—Net Asset Value	41.45%	-3.05%	5.18%	5.87%
Standard & Poor’s 500 Stock Index	38.84%	-5.05%	2.63%	-0.19%

Semi-Annual Report	3

The Tocqueville Small Cap Fund

Dear Fellow Shareholder,

The first six months of our fiscal year ending on April 30, 2010 was a better time for small cap stocks with the Russell 2000 Index returning 28.17%. The Tocqueville Small Cap Fund was up 19.41% over the same period. Financial stocks rebounded sharply from depressed levels attained during the banking crisis. While our very low weighting in this sector helped us during the slide, it represented the reason for most of our underperformance to the Russell 2000 Index in the current period. Similarly, our defensive posture within the Consumer sector contributed to our lagging returns as this group rebounded sharply once economic activity turned around. Healthcare and Energy were strong sectors for the Fund but were unable to offset the relative impact of Financials and Consumers.

While the U.S. economy is recovering, future growth may be restrained by conservative consumer spending patterns. Businesses, however, have strong finances and need to invest more to fund growth and enhance profitability. As a result, a dynamic capital investment cycle may emerge despite the lackluster economic climate, stimulating the acquisition of smaller companies that fit corporate expansion plans. Demographics, the emergence of millions of new insured people plus a new product cycle should boost opportunity in Healthcare while persistent global growth should accelerate energy demand while supply is constrained by depleting production. We remain overweighed in Healthcare, Energy and the sectors relating to business spending.

Finding profitable investment opportunities in small companies is not dependent on rapid economic growth. Rather it is a function of identifying niche companies that can accelerate business momentum despite challenging overall conditions. Volatility will persist but should enhance choices for our long-term, opportunistic stock picking approach. We remain very optimistic about the Fund’s future potential.

Sincerely,

Drew P. Rankin Portfolio Manager	Allen Huang Portfolio Manager	Douglas Adams Portfolio Manager

4	April 30, 2010

The Tocqueville Small Cap Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Returns assume the reinvestment of all dividends.

Effective February 1, 2000, the Fund eliminated its sales load. As such, it is reflected in the graph above but not the table below.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2010

	1 Year	3 Year	5 Year	10 Year
Tocqueville Small Cap Fund—Net Asset Value	36.81%	-4.84%	2.89%	3.49%
Russell 2000 Index	48.95%	-2.79%	5.74%	4.91%

Semi-Annual Report	5

The Tocqueville International Value Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2010, global equity markets generally advanced as key economic indicators in most regions continued to improve, interest rates remained low and liquidity remained abundant. Markets experienced a brief setback in February when sovereign credit issues in Europe became more widely recognized, and then resumed an upward trajectory as strong corporate earnings trumped expectations. The Tocqueville International Value Fund’s total U.S. dollar return for the period was a gain of 7.50%. In the same period, the Morgan Stanley EAFE Index, the benchmark against which we are most often compared, had a total U.S. dollar return of 2.68%.

During the six months, the European BE 500 Index increased by 11.50% in local currency terms, the Japanese Nikkei 225 increased by 10.19% in local currency terms, and the MSCI Asia Pacific ex-Japan increased by 5.77%. The CRB Index of commodity prices increased by 3%, with oil rising by 11% on the back of improving economic data, and gold increasing 13% as central banks continued to print money. Most equity markets increased in local currency terms during the period, with frontier markets in Africa and Asia, such as Bangladesh, Nigeria, Mongolia, leading the pack. Greece declined on the back of its well publicized fiscal problems, and markets in emerging and southern Europe generally had losses as perceived macroeconomic risks increased. In terms of sectors, industrial products, travel and leisure, technology hardware, real estate and health care technology led advances, while banks, insurance and energy led declines. Investment returns measured in U.S. dollars were damped by a decline in the value of the Euro and Yen of roughly 10% and 4%, respectively.

Most of our positions produced positive returns during the period, and we had positive results in Europe, notwithstanding the fact that the overall market was flat in U.S. dollar terms. Our best results came from our Japanese shares, in particular industrial automation concern Omron, pneumatic equipment maker SMC and robotic equipment maker Fanuc. Elsewhere, we had substantial contributions from Swiss technology firm Kudelski, French outdoor advertising concern JC Decaux, and gold producer Newmont Mining. We had losses in oil producers Petrobras and Total, Italian hydraulic equipment maker Interpump and French telecom provider Vivendi. Overall our strong relative performance was driven by stock selection and our limited exposure to financials.

During the six months, we sold our positions in copper producer Freeport McMoran and in JC Decaux when they reached our valuation objectives. We sold our position in Cadbury following a takeover offer from Kraft Foods. With credit spreads having tightened substantially, we exited our positions in the convertible bonds of NII Holdings and Kloeckner, which no longer offered acceptable returns relative to risk. And we sold positions in British Petroleum and Toyota because in each case unanticipated safety related issues undermined our investment theses. During the period, we took positions in Vodafone, a UK telecom operator with significant emerging markets exposure and an undervalued asset in Verizon Wireless, and in Japanese conglomerate Hitachi, which trades at a substantial discount to the value of its parts and where a new management team has undertaken shareholder friendly restructuring initiatives and a program of improving the returns of underperforming business units. We also initiated positions in UK private equity concern 3i, which trades at a steep discount to net asset value, in Hong Kong Electric, a highly cash generative utility that stands to benefit from growth in demand and price inflation, and in the common equity of Kloeckner, which remains a well-capitalized leader in a consolidating steel distribution industry.

In general, we view investor sentiment as becoming more complacent and equity markets as discounting economic recovery. Strong corporate earnings and low current interest rates have been supportive of valuation levels in general. Having said that, we are mindful of a number of risks including potential rising interest rates, weak sovereign credits, fiscal tightening in China, tapering off of government stimulus and inventory restocking effects globally, inter alia. The recent turmoil in Europe relating to Greece has caused sentiment to turn negative toward the Europe region and, in our view, is creating buying opportunities in individual equities.

We continue to employ our investment discipline, seeking to discover fundamentally attractive companies that are out of favor and undervalued, and to provide our shareholders with above average returns with below average risk over the course of an economic cycle.

Respectfully,

James Hunt Portfolio Manager	François Sicart Portfolio Manager

6	April 30, 2010

The Tocqueville International Value Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market Countries in Europe, Australia, Asia and the Far East. Returns assume the reinvestment of all dividends.

Effective February 1, 2000, the Fund eliminated its sales load. As such, it is reflected in the graph above but not the table below.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2010

	1 Year	3 Year	5 Year	10 Year
Tocqueville International Value Fund—Net Asset Value	40.30%	-3.87%	5.49%	7.09%
Morgan Stanley EAFE Index	35.02%	-8.45%	4.34%	2.05%

Semi-Annual Report	7

The Tocqueville Gold Fund

Dear Fellow Shareholder,

During the first six months of the 2010 fiscal year, the Tocqueville Gold Fund appreciated 32.58% vs. 14.70% for the XAU (Philadelphia Stock Exchange Gold/Silver Index ) and 15.66% for the S&P 500. The price of gold rose 12.8% during the period and this provided a strong underpinning for gold shares. The Fund’s position in physical gold is 8.3% of the Tocqueville Gold Fund’s net assets and the balance is in shares of precious metal mining companies whose principal business is the production of gold and other precious metals.

Gold has broken out to all time highs in every imaginable currency. The implosion of the euro as a safe haven and the furor over the Greek fiscal crisis constitute the energy for gold’s recent lift off. The real message of these events is that the financial markets are beginning to rebel against what they regard as the capricious issuance of sovereign debt. We believe that the viability of the economic model of the modern democratic state is in serious jeopardy if there are finite limits imposed by markets on deficit finance. What is the alternative to tax and spend? We expect that disoriented politicians will soon gather under the banner of austerity. Of course anyone with a memory will not take such calls seriously. However, the bandwagon for belt tightening is likely to further damage the consumer psyche and strengthen the forces of deflation. This all leads, in our opinion, to the end of the dollar based reserve system for international trade and commerce. It could be only a matter of time before the dollar is sacrificed to the exigencies of domestic political pressure. This sacrifice would set the stage for a period of powerful inflation and further discredit for political leadership, financial institutions, and even social conventions. It is not too late to position gold, in our opinion. We continue to believe that gold mining shares, which make up 87.0% of the Tocqueville Gold Fund, represent the highest potential return opportunity to benefit from this mess.

Sincerely,

John C. Hathaway

Portfolio Manager

8	April 30, 2010

The Tocqueville Gold Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

In 2003, 2006 and 2009, the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns assume the reinvestment of all dividends.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

Effective February 1, 2000, the Fund eliminated its sales load. As such, it is reflected in the graph above but not the table below.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2010

	1 Year	3 Year	5 Year	10 Year
Tocqueville Gold Fund—Net Asset Value	92.10%	14.69%	25.89%	25.78%
Philadelphia Stock Exchange Gold and Silver Index	50.13%	10.19%	17.59%	14.01%
Standard & Poor’s 500 Stock Index	38.84%	-5.05%	2.63%	-0.19%

Semi-Annual Report	9

The Delafield Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2010, the Fund’s net asset value increased 25.94% versus an increase of 28.17% for the Russell 2000 Index (“Russell 2000”) and, 15.66% for the Standard & Poor’s 500 Index (“S&P 500”), each on a total return basis. The Fund’s net asset value as of April 30, 2010 was $26.86 per share. The net asset value amounted to $882,152,989 of which 81.1% was invested in equities, 1.6% in fixed income, and the balance held in reserve.

Broadly speaking, the world’s economies continued their recovery during the first half of our fiscal year. Worldwide employment began to rise, government stimulus programs were in full swing and inventory destocking appeared to virtually cease. Here in the United States, consumer expenditures began to increase which benefited retail sales, and auto sales continued to improve. Moreover, consumer net worth continued to increase through the fourth calendar quarter of 2009 and is anticipated to have increased in the first quarter of calendar 2010.

While all of this is very encouraging, our outlook remains cautious. The recent sovereign debt crisis in Europe is a reminder that the global economic system remains stressed and vulnerable. It seems likely that it will take some time for unemployment to meaningfully decrease. Residential housing and non-residential construction remain in a depressed state and we expect these segments to remain depressed for the foreseeable future. The government stimulus program should begin to taper off as the year progresses and eventually interest rates could begin to rise. As a result it may well be that the economy’s improvement will begin to plateau in the latter half of 2010.

Virtually all of our holdings experienced positive returns during the six month period. The largest contributors to our six month performance were Checkpoint Systems, Inc., Ferro Corp., Albany International Corporation, Vishay Intertechnology and Flextronics International Ltd., which together represented nearly 650 basis points of performance. In contrast, Intermec Inc. was the largest detractor at 15 basis points. We exited and initiated several positions during the six month period and also took advantage of market volatility to add to existing positions throughout the six months.

Sincerely,

J. Dennis Delafield Portfolio Manager	Vincent Sellecchia Portfolio Manager

10	April 30, 2010

The Delafield Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/99. Since the Delafield Fund did not commence operations until 9/28/09, returns prior to that date are those of the Predecessor Fund. The Delafield Fund assumed the net asset value and performance history of the Predecessor Fund (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2010

	1 Year	3 Year	5 Year	10 Year
The Delafield Fund—Net Asset Value	60.30%	2.41%	9.76%	13.31%
Standard & Poor’s 500 Stock Index	38.84%	-5.05%	2.63%	-0.19%
Russell 2000 Index	48.95%	-2.79%	5.74%	4.91%

Semi-Annual Report	11

The Select Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2010, the Fund’s net asset value increased 34.42% versus an increase of 27.58% for the Russell 2500 Index (“Russell 2500”) and 28.17% for the Russell 2000 Index (“Russell 2000”), each on a total return basis. The Fund’s net asset value as of April 30, 2010 was $11.36 per share. The net asset value amounted to $34,952,571 of which 85.4% was invested in equities with the balance held in reserve.

Broadly speaking, the world’s economies continued their recovery during the first half of our fiscal year. Worldwide employment began to rise, government stimulus programs were in full swing and inventory destocking appeared to virtually cease. Here in the United States, consumer expenditures began to increase which benefited retail sales, and auto sales continued to improve. Moreover, consumer net worth continued to increase through the fourth calendar quarter of 2009 and is anticipated to have increased in the first quarter of calendar 2010.

While all of this is very encouraging, our outlook remains cautious. The recent sovereign debt crisis in Europe is a reminder that the global economic system remains stressed and vulnerable. It seems likely that it will take some time for unemployment to meaningfully decrease. Residential housing and non-residential construction remain in a depressed state and we expect these segments to remain depressed for the foreseeable future. The government stimulus program should begin to taper off as the year progresses and eventually interest rates could begin to rise. As a result it may well be that the economy’s improvement will begin to plateau in the latter half of 2010.

The largest contributors to our six month performance were TriMas Corporation, Albany International Corporation, Checkpoint Systems, Inc., Ethan Allen Interiors Inc. and Vishay Intertechnology, which together represented nearly 1,300 basis points of performance. Two of our holdings posted negative returns, Charles River Laboratories International at about 30 basis points and KapStone Paper and Packaging Corporation by a nominal 5 basis points. We added four new positions during the six month period, including top performers TriMas Corporation and Ethan Allen Interiors Inc., while exiting three positions.

Sincerely,

J. Dennis Delafield Portfolio Manager	Vincent Sellecchia Portfolio Manager	Donald Wang Portfolio Manager

12	April 30, 2010

The Select Fund

This chart assumes an initial gross investment of $10,000 made on 10/31/99. Since The Select Fund did not commence operations until 9/28/09, returns from the period from September 29, 2008 to September 27, 2009 are those of the Class Y Shares of the Predecessor Fund (See Footnote 1 to the Financial Statements). Prior to that period, returns shown are those of a limited partnership managed by the adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russel 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2010

	1 Year	3 Year	5 Year	10 Year
The Select Fund—Net Asset Value	71.59%	4.39%	11.05%	14.28%
Russell 2500 Index	50.39%	-2.48%	5.99%	5.90%
Russell 2000 Index	48.95%	-2.79%	5.74%	4.91%

Semi-Annual Report	13

Expense Example—April 30, 2010 (Unaudited)

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (November 1, 2009-April 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	April 30, 2010

Expense Example Tables (Unaudited)

The Tocqueville Fund

	Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Expenses Paid During Period* November 1, 2009 - April 30, 2010
Actual	$1,000.00	$1,181.60	$6.76
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Tocqueville Small Cap Fund

	Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Expenses Paid During Period* November 1, 2009 - April 30, 2010
Actual	$1,000.00	$1,194.10	$7.34
Hypothetical (5% return before expenses)	1,000.00	1,018.10	6.76

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Tocqueville International Value Fund

	Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Expenses Paid During Period* November 1, 2009 - April 30, 2010
Actual	$1,000.00	$1,075.00	$8.03
Hypothetical (5% return before expenses)	1,000.00	1,017.06	7.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.56%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Tocqueville Gold Fund

	Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Expenses Paid During Period* November 1, 2009 - April 30, 2010
Actual	$1,000.00	$1,325.80	$7.79
Hypothetical (5% return before expenses)	1,000.00	1,018.10	6.76

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

The Delafield Fund

	Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Expenses Paid During Period* November 1, 2009 - April 30, 2010
Actual	$1,000.00	$1,259.40	$7.00
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

*	Expense are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semi-Annual Report	15

The Select Fund

	Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Expenses Paid During Period* November 1, 2009 - April 30, 2010
Actual	$1,000.00	$1,344.20	$7.65
Hypothetical (5% return before expenses)	1,000.00	1,018.10	6.76

*	Expense are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

16	April 30, 2010

The Tocqueville Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2010		Years Ended October 31,
			2009		2008		2007		2006	2005
	(unaudited)
Net asset value, beginning of period	$18.47		$16.39		$28.93		$24.25		$22.17	$20.43

Operations:
Net investment income	0.10		0.28		0.24		0.18		0.14	0.15
Net realized and unrealized gain (loss)	3.23		2.09		(10.56)		4.53		4.33	2.53

Total from investment operations (1)	3.33		2.37		(10.32)		4.71		4.47	2.68

Dividends and distributions to shareholders:
Dividends from net investment income	(0.23)		(0.29)		(0.19)		(0.03)		(0.22)	(0.12)
Distributions from net realized gains	—		—		(2.03)		—		(2.17)	(0.82)

Total dividends and distributions	(0.23)		(0.29)		(2.22)		(0.03)		(2.39)	(0.94)

Change in net asset value for the period	3.10		2.08		(12.54)		4.68		2.08	1.74

Net asset value, end of period	$21.57		$18.47		$16.39		$28.93		$24.25	$22.17

Total return	18.2	%(2)	14.8%		(38.5)%		19.4%		20.5%	13.4%
Ratios/supplemental data
Net assets, end of period (000)	$481,337		$383,470		$328,609		$523,878		$392,495	$175,791
Ratio to average net assets:
Expenses	1.25	%(3)(4)	1.25	%(2)	1.25	%(2)	1.25	%(2)	1.30%	1.34%
Net investment income	1.04	%(3)(4)	1.68	%(2)	0.94	%(2)	0.69	%(2)	0.68%	0.68%
Portfolio turnover rate	13	%(2)	32%		51%		39%		32%	45%

(1)	Total from investment operations per share includes redemption fees of less than $0.001 for the six months ended April 30, 2010, $0.004, $0.009, $ 0.002, $0.002 and $0.003 per share for the five years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(2)	Not annualized.
(3)	Annualized.
(4)	Net of fees waived amounting to 0.01%, 0.08%, 0.04%, and 0.01% of average net assets for the six months ended April 30, 2010 and the three years ended October 31, 2009, 2008 and 2007, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	17

The Tocqueville Small Cap Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2010		Years Ended October 31,
			2009	2008	2007	2006	2005
	(unaudited)
Net asset value, beginning of period	$10.78		$9.77	$17.24	$18.04	$16.58	$16.11

Operations:
Net investment income (loss)	(0.06)		(0.11)	0.02	0.11	(0.07)	(0.13)
Net realized and unrealized gain (loss)	2.14		1.23	(5.67)	1.26	1.53	1.26

Total from investment operations (1)	2.08		1.12	(5.65)	1.37	1.46	1.13

Distributions to shareholders:
Dividends from net investment income	—		(0.01)	(0.12)	—	—	—
Distributions from net realized gains	—		(0.10)	(1.70)	(2.17)	—	(0.66)

Total distributions	—		(0.11)	(1.82)	(2.17)	—	(0.66)

Change in net asset value for the period	2.08		1.01	(7.47)	(0.80)	1.46	0.47

Net asset value, end of period	$12.86		$10.78	$9.77	$17.24	$18.04	$16.58

Total return	19.4	%(2)	11.7%	(36.2)%	8.4%	8.8%	6.8%
Ratios/supplemental data
Net assets, end of period (000)	$30,725		$30,498	$36,429	$49,543	$52,701	$57,576
Ratio to average net assets:
Expenses	1.35	%(3)	1.41%	1.35%	1.32%	1.34%	1.39%
Net investment income (loss)	(1.01	)%(3)	(0.97)%	0.12%	0.63%	(0.38)%	(0.67)%
Portfolio turnover rate	25	%(2)	62%	169%	90%	45%	30%

(1)	Total from investment operations per share includes redemption fees of less than $0.001 for the six months ended April 30, 2010, $0.001, $0.005, $ 0.001, $0.015 and $0.006 per share for the five years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(2)	Not annualized.
(3)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

18	April 30, 2010

The Tocqueville International Value Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2010		Years Ended October 31,
			2009	2008	2007	2006	2005
	(unaudited)
Net asset value, beginning of period	$10.48		$8.49	$16.48	$16.72	$16.06	$13.10

Operations:
Net investment income	0.02		0.10	0.13	0.08	0.27	0.04
Net realized and unrealized gain (loss)	0.76		2.59	(6.09)	2.25	2.30	3.00

Total from investment operations (1)	0.78		2.69	(5.96)	2.33	2.57	3.04

Dividends and distributions to shareholders:
Dividends from net investment income	(0.12)		(0.20)	(0.10)	(0.27)	(0.05)	(0.08)
Distributions from net realized gains	—		(0.50)	(1.93)	(2.30)	(1.86)	—

Total dividends and distributions	(0.12)		(0.70)	(2.03)	(2.57)	(1.91)	(0.08)

Change in net asset value for the period	0.66		1.99	(7.99)	(0.24)	0.66	2.96

Net asset value, end of period	$11.14		$10.48	$8.49	$16.48	$16.72	$16.06

Total return	7.5	%(2)	34.0%	(40.8)%	15.3%	17.4%	23.3%
Ratios/supplemental data
Net assets, end of period (000)	$133,655		$131,613	$118,189	$219,220	$225,234	$215,711
Ratio to average net assets:
Expenses	1.56	%(3)	1.62%	1.56%	1.59%	1.61%	1.66%
Net investment income	0.35	%(3)	0.96%	1.07%	0.49%	1.49%	0.29%
Portfolio turnover rate	13	%(2)	27%	63%	49%	39%	35%

(1)	Total from investment operations per share includes redemption fees of $0.001 for the six months ended April 30, 2010, $0.001, $0.001, $0.002, $0.011 and $0.003 per share for the five years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(2)	Not annualized.
(3)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	19

The Tocqueville Gold Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2010		Years Ended October 31,
			2009	2008	2007	2006	2005
	(unaudited)
Net asset value, beginning of period	$49.71		$21.77	$64.36	$51.41	$35.51	$34.84

Operations:
Net investment loss	(0.29)		(0.45)	(0.57)	(0.30)	(0.22)	(0.33)
Net realized and unrealized gain (loss)	16.47		29.28	(33.24)	18.52	18.21	2.36

Total from investment operations (1)	16.18		28.83	(33.81)	18.22	17.99	2.03

Dividends and distributions to shareholders:
Dividends from net investment income	—		—	(0.46)	(0.22)	—	—
Dividends from net realized gains	(0.09)		(0.89)	(8.32)	(5.05)	(2.09)	(1.36)

Total distributions	(0.09)		(0.89)	(8.78)	(5.27)	(2.09)	(1.36)

Change in net asset value for the period	16.09		27.94	(42.59)	12.95	15.90	0.67

Net asset value, end of period	$65.80		$49.71	$21.77	$64.36	$51.41	$35.51

Total return	32.6	%(2)	135.2%	(60.0)%	38.4%	52.5%	6.2%
Ratios/supplemental data
Net assets, end of period (000)	$1,399,354		$937,492	$410,857	$1,231,475	$833,254	$538,492
Ratios to average net assets:
Expenses	1.35	%(3)	1.50%	1.43%	1.42%	1.50%	1.59%
Net investment loss	(1.08	)%(3)	(1.25)%	(1.07)%	(0.81)%	(0.51)%	(0.97)%
Portfolio turnover rate	5	%(2)	9%	28%	26%	30%	27%

(1)	Total from investment operations per share includes redemption fees of $0.032 for the six months ended April 30, 2010, $0.025, $0.027, $0.028, $0.060 and $0.020 per share for the five years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively.
(2)	Not annualized.
(3)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

20	April 30, 2010

The Delafield Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2010		January 1, 2009 through October 31, 2009		Years Ended December 31,
					2008		2007	2006	2005
	(unaudited)
Net asset value, beginning of period	$21.35		$15.10		$24.33		$25.64	$23.63	$25.21

Operations:
Net investment income	0.01		0.03		0.07		0.17	0.19	0.03
Net realized and unrealized gain (loss)	5.52		6.25		(9.23)		1.10	4.64	1.49

Total from investment operations (1)	5.53		6.28		(9.16)		1.27	4.83	1.52

Dividends and distributions to shareholders:
Dividends from net investment income	(0.02)		(0.03)		(0.07)		(0.16)	(0.19)	(0.03)
Dividends from net realized gains	—		—		(0.00	)(2)	(2.42)	(2.63)	(3.07)

Total distributions	(0.02)		(0.03)		(0.07)		(2.58)	(2.82)	(3.10)

Change in net asset value for the period	5.51		6.25		(9.23)		(1.31)	2.01	(1.58)

Net asset value, end of period	$26.86		$21.35		$15.10		$24.33	$25.64	$23.63

Total return	25.9	%(3)	41.6	%(3)	(37.6)%		4.9%	20.4%	6.0%
Ratios/supplemental data
Net assets, end of period (000)	$882,153		$636,548		$404,860		$656,999	$532,108	$372,467
Ratios to average net assets:
Expenses	1.25	%(4)	1.38	%(4)	1.34%		1.28%	1.32%	1.33%
Net investment income (loss)	0.09	%(4)	0.21	%(4)	0.35%		0.57%	0.82%	0.11%
Portfolio turnover rate	12	%(3)	40	%(3)	81%		61%	72%	71%

(1)	Total from investment operations per share includes redemption fees of $0.002 per share for the six months ended April, 30 2010, $0.008 per share for the period ended October 31, 2009, $0.01 per share for the fiscal year ended December 31, 2007 and less than $0.01 per share for the fiscal years ended December 31, 2008, 2006 and 2005.
(2)	Represents less than $0.01.
(3)	Not Annualized.
(4)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	21

The Select Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2010		Period Ended October 31, 2009		Period from September 29, 2008 (2) through December 31, 2008
	(unaudited)
Net asset value, beginning of period	$8.46		$5.77		$8.74

Operations:
Net investment income (loss)	(0.01)		(0.00	)(3)	0.01
Net realized and unrealized gain (loss)	2.92		2.70		(2.97)

Total from investment operations (1)	2.91		2.70		(2.96)

Dividends and distributions to shareholders:
Dividends from net investment income	(0.01)		(0.01)		(0.01)
Dividends from net realized gains	—		—		—

Total distributions	(0.01)		(0.01)		(0.01)

Change in net asset value for the period	2.90		2.69		(2.97)

Net asset value, end of period	$11.36		$8.46		$5.77

Total return	34.4	%(4)	46.7	%(4)	(33.9	)%(4)
Ratios/supplemental data
Net assets, end of period (000)	$34,953		$24,681		$9,226
Ratios to average net assets:
Expenses	1.35	%(5)	1.38	%(5)(6)	1.15	%(5)(6)
Net investment income (loss)	(0.19	)%(5)	0.21	%(5)(6)	0.29	%(5)(6)
Portfolio turnover rate	15	%(4)	24	%(4)	29	%(4)

(1)	Total from investment operations per share includes redemption fees of $0.001 per share for the six months ended April 30, 2010.
(2)	Inception of Fund.
(3)	Represents less than $0.01 per share.
(4)	Not Annualized.
(5)	Annualized.
(6)	Net of fees waived amounting to 0.77% and 2.32% for the periods ended October 31, 2009 and December 31, 2008, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

22	April 30, 2010

The Tocqueville Fund

Schedule of Investments as of April 30, 2010

(Unaudited)

Common Stocks—98.7%	Shares	Value
Beverage and Tobacco Product Manufacturing—1.7%
The Coca-Cola Co.	150,000	$8,017,500
Building Material, Garden Equipment and Supplies Dealers—1.5%
Home Depot, Inc.	200,000	7,050,000
Chemical Manufacturing—13.0%
Bristol-Myers Squibb Co.	300,000	7,587,000
Colgate-Palmolive Co.	100,000	8,410,000
EI du Pont de Nemours & Co.	300,000	11,952,000
Genzyme Corp.(a)	150,000	7,986,000
Isis Pharmaceuticals, Inc.(a)	300,000	3,225,000
Johnson & Johnson	150,000	9,645,000
King Pharmaceuticals, Inc.(a)	150,000	1,470,000
Pfizer, Inc.	750,000	12,540,000
		62,815,000
Computer and Electronic Product Manufacturing—9.1%
Cisco Systems, Inc.(a)	450,000	12,114,000
Hitachi Ltd.—ADR(a)	50,000	2,193,500
Intel Corp.	500,000	11,415,000
LSI Corp.(a)	400,000	2,408,000
Nokia OYJ—ADR	300,000	3,648,000
QUALCOMM, Inc.	50,000	1,937,000
St. Jude Medical, Inc.(a)	125,000	5,102,500
Tyco International Ltd.(b)	125,000	4,848,750
		43,666,750
Couriers and Messengers—2.2%
United Parcel Service, Inc.	150,000	10,371,000
Credit Intermediation and Related Activities—6.4%
American Express Co.	150,000	6,918,000
Banco Santander SA—ADR	300,000	3,702,000
The Bank of New York Mellon Corp.	300,000	9,339,000
East West Bancorp, Inc.	250,000	4,897,500
Mitsubishi UFJ Financial Group, Inc.—ADR	1,175,500	6,077,335
		30,933,835
Data Processing, Hosting and Related Services—1.4%
Automatic Data Processing, Inc.	150,000	6,504,000
Electrical Equipment, Appliance and Component Manufacturing—1.8%
Corning, Inc.	450,000	8,662,500
Food Manufacturing—4.7%
Campbell Soup Co.	225,000	8,068,500
Kraft Foods, Inc.	300,000	8,880,000

Common Stocks (continued)	Shares	Value
Unilever NV—ADR	100,000	$3,026,000
Zhongpin, Inc.(a)(b)	200,000	2,536,000
		22,510,500
Food Services and Drinking Places—0.9%
Yum! Brands, Inc.	100,000	4,242,000
Forestry and Logging—1.0%
Weyerhaeuser Co.	100,000	4,952,000
Furniture and Related Product Manufacturing—2.7%
Masco Corp.	300,000	4,869,000
Steelcase, Inc.	1,000,000	8,210,000
		13,079,000
Insurance Carriers and Related Activities—2.9%
Aflac, Inc.	75,000	3,822,000
The Allstate Corp.	125,000	4,083,750
Fidelity National Financial, Inc.	400,000	6,072,000
		13,977,750
Machinery Manufacturing—7.4%
Applied Materials, Inc.	750,000	10,335,000
Canon, Inc.—ADR	60,000	2,740,800
General Electric Co.	800,000	15,088,000
Illinois Tool Works, Inc.	150,000	7,665,000
		35,828,800
Mining (except Oil and Gas)—6.6%
BHP Billiton Ltd.—ADR	75,000	5,459,250
Cliffs Natural Resources, Inc.	150,000	9,379,500
Newmont Mining Corp.	300,000	16,824,000
		31,662,750
Miscellaneous Manufacturing—3.7%
3M Co.	100,000	8,867,000
Rockwell Automation, Inc.	75,000	4,554,000
W.R. Grace & Co.(a)	150,000	4,333,500
		17,754,500
Nonmetallic Mineral Product Manufacturing—0.7%
Owens-Illinois, Inc.(a)	92,000	3,260,480
Oil and Gas Extraction—0.7%
Chesapeake Energy Corp.	150,000	3,570,000
Other Information Services—1.6%
Google, Inc.(a)	15,000	7,881,600
Paper Manufacturing—3.3%
Kimberly-Clark Corp.	150,000	9,189,000
Sonoco Products Co.	200,000	6,626,000
		15,815,000

The Accompanying Footnotes are an Integral Part of these Schedule of Investments

Semi-Annual Report	23

The Tocqueville Fund

Schedule of Investments as of April 30, 2010

(Unaudited)

Common Stocks (continued)	Shares	Value
Petroleum and Coal Products Manufacturing—4.6%
Exxon Mobil Corp.	150,000	$10,177,500
Murphy Oil Corp.	200,000	12,030,000
		22,207,500
Professional, Scientific and Technical Services—1.0%
Total Systems Services, Inc.	300,000	4,803,000
Publishing Industries (except Internet)—6.2%
Adobe Systems, Inc.(a)	150,000	5,038,500
Bio-key International, Inc.(a)(c)(d)(e)	47,090	—
Microsoft Corp.	475,000	14,506,500
Symantec Corp.(a)	300,000	5,031,000
The Washington Post Co.	10,000	5,071,600
		29,647,600
Real Estate—0.7%
CB Richard Ellis Group, Inc.(a)	200,000	3,464,000
Support Activities for Mining—3.2%
Schlumberger Ltd.	150,000	10,713,000
Weatherford International Ltd.(a)	250,000	4,527,500
		15,240,500
Telecommunications—2.7%
Alaska Communications Systems Group, Inc.(f)	600,000	5,136,000
Verizon Communications, Inc.	200,000	5,778,000
Vodafone Group PLC—ADR	100,000	2,220,000
		13,134,000
Transportation Equipment Manufacturing—3.8%
Autoliv, Inc.(a)(b)	100,000	5,475,000
The Boeing Co.	100,000	7,243,000
Toyota Motor Corp.—ADR	75,000	5,781,750
		18,499,750
Utilities—3.2%
FPL Group, Inc.	300,000	15,615,000
Total Common Stocks (Cost $437,441,604)		475,166,315

Warrants—0.0%	Shares	Value
Emcore Corp. Expires: 02/19/13, Exercise Price: $15.06(a)(d)	39,375	$—
Raytheon Corp. Expires: 06/06/11, Exercise Price: $37.50(a)	1,581	33,343
Total Warrants (Cost $0)		33,343
Short-Term Investments—1.5%	Principal Amount
Repurchase Agreement—1.5%
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 04/30/2010, due 05/03/2010, collateralized by: Fannie Mae Conventional Level Pay 15 Year Fixed (Pool #555745) valued at $7,284,965. Repurchase proceeds of $7,142,006.	$7,142,000	7,142,000
Total Short-Term Investments (Cost $7,142,000)		7,142,000
Total Investments (Cost $444,583,604)—100.2%		482,341,658
Liabilities in Excess of Other Assets—(0.2)%		(1,005,158)
Total Net Assets—100.0%		$481,336,500

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Australia 1.1%; Britain 0.5%; China 0.5%; Finland 0.8%; Japan 3.5%; Netherlands 0.6%; Spain 0.8%; Sweden 1.1%; Switzerland 1.9%
(c)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities at April 30, 2010 was $0 which represented 0.0% of net assets.
(d)	Fair valued security. The aggregate value of fair valued securities as of April 30, 2010 was $0 which represented 0.0% of net assets.
(e)	Security is considered illiquid and may be difficult to sell.
(f)	Affiliated company. See Footnote 9.

The Accompanying Footnotes are an Integral Part of these Schedule of Investments

24	April 30, 2010

The Tocqueville Small Cap Fund

Schedule of Investments as of April 30, 2010

(Unaudited)

Common Stocks—98.5%	Shares	Value
Administrative and Support Services—3.3%
Websense, Inc.(a)	43,800	$997,326
Ambulatory Health Care Services—0.9%
Air Methods Corp.(a)	8,600	284,488
Amusement, Gambling and Recreation Industries—1.9%
Global Payments, Inc.	13,600	582,216
Apparel Manufacturing—2.0%
Columbia Sportswear Co.	10,900	605,386
Chemical Manufacturing—15.9%
Alkermes, Inc.(a)	81,700	1,070,270
Inspire Pharmaceuticals, Inc.(a)	94,800	649,380
Isis Pharmaceuticals, Inc.(a)	54,300	583,725
King Pharmaceuticals, Inc.(a)	32,300	316,540
Landec Corp.(a)(b)	39,500	242,135
Myriad Genetics, Inc.(a)	23,100	554,631
Tetra Technologies, Inc.(a)	68,600	843,094
WD-40 Co.	17,700	623,571
		4,883,346
Computer and Electronic Product Manufacturing—14.4%
Brush Engineered Materials, Inc.(a)	29,800	885,954
Silicon Image, Inc.(a)(b)	224,500	835,140
Thoratec Corp.(a)	33,400	1,489,306
Ultratech, Inc.(a)(b)	83,100	1,220,739
		4,431,139
Credit Intermediation and Related Activities—3.4%
Pinnacle Financial Partners, Inc.(a)	17,800	271,984
Umpqua Holdings Corp.	51,500	769,410
		1,041,394
Electrical Equipment, Appliance and Component Manufacturing—2.4%
Greatbatch, Inc.(a)	33,400	746,156
Food Manufacturing—3.3%
The Hain Celestial Group, Inc.(a)	51,500	1,018,670
General Merchandise Stores—2.6%
Tractor Supply Co.	11,600	779,172
Heavy and Civil Engineering Construction—1.4%
The St. Joe Co.(a)	12,500	413,000
Miscellaneous Manufacturing—2.9%
Wright Medical Group, Inc.(a)	47,600	893,928
Miscellaneous Store Retailers—0.8%
1-800-Flowers.com, Inc.(a)(b)	90,200	257,972

Common Stocks (continued)	Shares	Value
Motion Picture and Sound Recording Industries—2.2%
DreamWorks Animation SKG, Inc.(a)	16,600	$658,854
Nonmetallic Mineral Product Manufacturing—2.0%
Ceradyne, Inc.(a)	28,300	628,260
Oil and Gas Extraction—9.1%
Bill Barrett Corp.(a)	29,200	995,136
Minerals Technologies, Inc.	14,000	807,800
Unit Corp.(a)	21,000	1,003,170
		2,806,106
Professional, Scientific and Technical Services—11.9%
Allscripts-Misys Healthcare Solutions, Inc.(a)	48,700	982,279
Fair Isaac Corp.	39,800	838,188
Pharmaceutical Product Development, Inc.	24,900	684,750
TeleTech Holdings, Inc.(a)	34,800	575,940
ValueClick, Inc.(a)	56,800	583,904
		3,665,061
Publishing Industries (except Internet)—9.3%
Openwave Systems, Inc.(a)	109,400	243,962
Parametric Technology Corp.(a)	39,500	734,305
TeleCommunication Systems, Inc.(a)	112,700	778,757
TIBCO Software, Inc.(a)	96,300	1,097,820
		2,854,844
Support Activities for Mining—2.1%
Oceaneering International, Inc.(a)	10,000	655,000
Truck Transportation—2.0%
Arkansas Best Corp.	20,600	627,476
Waste Management and Remediation Services—4.7%
Clean Harbors, Inc.(a)	4,900	310,807
EnergySolutions, Inc.	154,200	1,117,950
		1,428,757
Total Common Stocks (Cost $26,703,159)		30,258,551

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	25

The Tocqueville Small Cap Fund

Schedule of Investments as of April 30, 2010

(Unaudited)

Short-Term Investments—2.1%	Principal Amount	Value
Repurchase Agreement—2.1%
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 04/30/2010, due 05/03/2010, collateralized by: Freddie Mac Conventional Level Pay 15 Year Fixed (Pool #E99143) valued at $660,122. Repurchase proceeds of $647,001.	$647,000	$647,000
Total Short-Term Investments (Cost $647,000)		647,000
Total Investments (Cost $27,350,159)—100.6%		30,905,551
Liabilities in Excess of Other Assets—(0.6)%		(180,432)
Total Net Assets—100.0%		$30,725,119

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Affiliated company. See Footnote 9.

The Accompanying Notes are an Integral Part of these Financial Statements.

26	April 30, 2010

The Tocqueville International Value Fund

Schedule of Investments as of April 30, 2010

(Unaudited)

Common Stocks—93.4%	Shares	Value
Australia—1.1%
BHP Billiton Ltd.—ADR	20,000	$1,455,800
Belgium—4.9%
Bekaert SA	15,000	2,681,903
Solvay SA	18,500	1,766,667
Umicore	56,000	2,047,669
		6,496,239
Brazil—4.2%
Petroleo Brasileiro SA—ADR	60,000	2,545,800
Vale SA—ADR	100,000	3,063,000
		5,608,800
Finland—1.6%
Nokia OYJ—ADR	170,000	2,067,200
France—13.2%
Bollore	8,000	1,396,457
Cie de St-Gobain	50,000	2,468,275
Haulotte Group SA	33,965	399,894
Metropole Television SA	120,000	3,102,640
Sanofi-Aventis SA(a)	40,000	2,728,745
Total SA—ADR	51,200	2,784,256
Veolia Environnement—ADR	55,000	1,715,450
Vivendi SA	120,000	3,147,896
		17,743,613
Germany—4.2%
Kloeckner & Co. SE(a)	26,500	700,482
Siemens AG—ADR	22,800	2,226,192
Wacker Neuson SE	210,000	2,752,215
		5,678,889
Hong Kong—4.0%
Clear Media Ltd.(a)	1,500,000	994,940
Hongkong Electric Holdings Ltd.	250,000	1,475,185
PYI Corp. Ltd.(a)	25,370,000	1,125,963
Television Broadcasts Ltd.	347,750	1,677,077
		5,273,165
Indonesia—1.5%
Telekomunikasi Indonesia Tbk PT—ADR	58,000	2,013,760
Ireland—5.2%
DCC PLC	138,105	3,689,243
Experian PLC	354,413	3,276,502
		6,965,745
Italy—5.3%
CIR—Compagnie Industriali Riunite SpA(a)	1,385,000	2,934,837
Interpump Group SpA(a)	492,068	2,471,254
Sogefi SpA(a)	565,000	1,646,125
		7,052,216

Common Stocks (continued)	Shares	Value
Japan—24.0%
Amada Co. Ltd.	170,000	$1,395,722
Bridgestone Corp.	130,000	2,166,583
Canon, Inc.—ADR	70,000	3,197,600
Capcom Co. Ltd.	60,000	1,210,522
The Dai-ichi Life Insurance Co. Ltd.	1,100	1,879,491
Fanuc Ltd.	10,000	1,180,859
Hitachi Ltd.(a)	525,000	2,307,441
Kyoto Kimono Yuzen Co. Ltd.	343,500	3,179,755
MISUMI Group, Inc.	92,500	1,843,629
Mitsubishi UFJ Financial Group, Inc.—ADR	351,100	1,815,187
Nippon Express Co. Ltd.	500,500	2,358,012
Omron Corp.	162,000	3,766,336
SMC Corp.	24,000	3,439,935
Takata Corp.	100,000	2,507,540
		32,248,612
Mexico—2.1%
Fomento Economico Mexicano S.A.B. de C.V.—ADR	60,000	2,839,800
Netherlands—4.4%
Nutreco Holding NV	30,931	1,935,255
Unilever NV—ADR	131,500	3,979,190
		5,914,445
South Africa—0.5%
Gold Fields Ltd.—ADR	50,000	672,000
Spain—1.5%
Sol Melia SA	245,000	2,036,878
Switzerland—4.6%
Kudelski SA	75,000	2,168,739
Nestle SA	80,000	3,914,473
		6,083,212
Thailand—1.3%
BEC World PCL	2,365,100	1,685,533
United Kingdom—4.7%
3i Group PLC	150,000	618,788
Invensys PLC	600,000	3,090,024
Vodafone Group PLC—ADR	115,000	2,553,000
		6,261,812
United States—5.1%
Newmont Mining Corp.	70,000	3,925,600
Schlumberger Ltd.	40,000	2,856,800
		6,782,400
Total Common Stocks (Cost $114,375,886)		124,880,119

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	27

The Tocqueville International Value Fund

Schedule of Investments as of April 30, 2010

(Unaudited)

Warrants—0.0%	Shares	Value
Italy—0.0%
Interpump Group SpA
Expires: October, 2011, Exercise Price: EUR 4.80(a)	105,240	$37,693
Total Warrants (cost $0)		37,693
Short-Term Investments—4.8%	Principal Amount
Repurchase Agreement—4.8%
Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 4/30/2010, due 5/03/2010, collateralized by: Fannie Mae Conventional Level Pay 15 Year Fixed (Pool #254919) valued at $6,477,357. Repurchase proceeds of $6,350,005. (Cost $6,350,000)	$6,350,000	6,350,000
Total Short-Term Investments (Cost $6,350,000)		6,350,000
Total Investments (Cost $120,725,886)—98.2%		131,267,812
Other Assets in Excess of Liabilities—1.8%		2,387,186
Total Net Assets—100.0%		$133,654,998

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.

The Accompanying Notes are an Integral Part of these Financial Statements.

28	April 30, 2010

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2010

(Unaudited)

Common Stocks—85.8%	Shares	Value
Gold & Gold Related—77.8%
Agnico-Eagle Mines Ltd.(a)	452,000	$28,548,320
Alamos Gold, Inc.(a)	2,615,100	38,848,060
Allied Gold Ltd.(a)(b)	23,860,000	8,455,995
Allied Nevada Gold Corp.(b)	1,129,848	20,653,621
Andean Resources Ltd.(a)(b)	15,271,500	45,218,325
AngloGold Ashanti Ltd.—ADR	200,000	8,372,000
Banro Corp.(a)(b)(c)	4,631,400	10,395,345
Barrick Gold Corp.(a)	666,200	29,013,010
Centamin Egypt Ltd.(a)(b)	9,830,000	20,479,314
Comaplex Minerals Corp.(a)(b)(c)	1,337,800	13,802,071
Cia de Minas Buenaventura SA—ADR	853,600	28,074,904
Detour Gold Corp.(a)(b)	280,000	5,838,157
Eldorado Gold Corp.(a)(b)	3,571,585	54,725,519
Electrum Ltd.(a)(b)(d)(e)(f)	2,095,552	11,735,091
European Goldfields Ltd.(a)(b)	4,035,500	29,517,390
Franco-Nevada Corp.(a)	1,435,900	41,389,203
Freeport-McMoRan Copper & Gold, Inc.	150,000	11,329,500
Gold Fields Ltd.(a)	166,249	2,221,005
Gold Fields Ltd.—ADR	1,211,500	16,282,560
Gold Resource Corp.(b)(c)	2,300,797	26,896,317
Goldcorp, Inc.—ADR	1,118,050	48,333,301
I-Pulse, Inc.(b)(d)(e)(f)	37,266	52,545
IAMGOLD Corp.(a)	3,916,796	70,099,775
International Tower Hill Mines Ltd.(a)(b)(c)(e)	1,666,666	11,384,126
International Tower Hill Mines Ltd.(a)(b)(c)	2,493,136	17,475,023
Ivanhoe Australia Ltd.(a)(b)	5,964,000	20,970,270
Ivanhoe Mines Ltd.(a)(b)	4,467,000	71,107,885
Minefinders Corp.(a)(b)	1,041,000	10,442,794
Nevsun Resources Ltd.(a)(b)	1,441,400	4,256,940
Newmont Mining Corp.	964,800	54,105,984
Novagold Resources, Inc.(a)(b)	500,000	4,425,084
Orezone Gold Corp.(a)(b)(c)	2,145,463	1,753,036
Osisko Mining Corp.(a)(b)	7,834,500	82,910,883
Randgold Resources Ltd.—ADR	833,200	70,188,768
Red Back Mining, Inc.(a)(b)	1,745,000	45,832,447
Romarco Minerals, Inc.(a)(b)(c)	15,387,800	32,417,693
Royal Gold, Inc.	741,765	37,963,533
SEMAFO, Inc.(a)(b)	4,900,000	31,258,122
Scorpio Mining Corp.(a)(b)(c)	16,699,542	13,809,419
Torex Gold Resources, Inc.(a)(b)(c)	5,000,000	5,906,675
Witwatersrand Consolidated Gold Resources Ltd.(a)(b)	335,000	2,947,946
		1,089,437,956

Common Stocks (continued)	Shares	Value
Precious Metals & Related—8.0%
East Asia Mineral Corp.(a)(b)	1,681,000	$12,692,725
GoviEx Uranium, Inc.(a)(b)(d)(e)(f)	1,750,000	4,812,500
Ivanhoe Nickel & Platinum Ltd.(a)(b)(d)(e)(f)	978,333	8,804,997
PAN American Silver Corp.(a)(b)	1,201,303	31,814,831
Panoramic Resources Ltd.(a)	153,660	356,867
Silver Wheaton Corp.(a)(b)	2,714,875	53,346,038
		111,827,958
Total Common Stocks (Cost $604,210,285)		1,201,265,914
Closed-End Mutual Fund—0.8%
Gold & Gold Related—0.8%
Sprott Physical Gold Trust(a)(b)	1,000,000	11,160,000
Total Closed-End Mutual Fund (Cost $10,000,000)		11,160,000
Gold Bullion—8.3%	Ounces
Gold Bullion(b)	98,032	115,598,988
Total Gold Bullion (Cost $44,609,241)		115,598,988
Warrants—0.2%	Shares
Financial Services—0.1%
Endeavour Financial Corp. Expires: 01/30/14, Exercise Price: CAD $2.50(a)(b)	1,000,000	846,623
Gold & Gold Related—0.1%
I-Pulse, Inc. Expires: 06/25/10, Exercise Price: $2.10(b)(e)	37,266	—
Kinross Gold Corp. Expires: 09/03/13, Exercise Price: CAD $32.00(a)(b)	108,032	354,151
Minefinders Corp. Expires: 12/31/11, Exercise Price: CAD $5.00(a)(b)	125,000	662,040
Torex Gold Resources, Inc. Expires: 11/12/11, Exercise Price: CAD $1.30(a)(b)(c)	1,250,000	449,153
U.S. Gold Corp. Expires: 02/22/11, Exercise Price: $10.00(b)	111,500	23,051
Yukon-Nevada Gold Corp. Expires: 5/30/12, Exercise Price: CAD $3.00(a)(b)	4,175,000	$267,154
		1,755,549

The Accompanying Footnotes are an Integral Part of these Schedule of Investments

Semi-Annual Report	29

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2010

(Unaudited)

Warrants (continued)	Shares	Value
Precious Metals & Related—0.0%
Ivanhoe Nickel & Platinum IPO Warrants, 12/31/2010 (a)(b)(d)(e)(f)	97,500	—
Pan American Silver Corp. Expires: 01/04/15, Exercise Price: CAD $35.00(a)(b)(e)	133,333	—
Total Warrants (Cost $1,314,862)		2,602,172
Purchased Call Options—0.0%	Contracts
Gold & Gold Related—0.0%
Los Gatos Ltd. Expires: 10/02/2019, Exercise Price: $0.36(b)(d)(e)(f)	2,369,755	—
Total Purchased Call Options (Cost $0)		—
Rights—0.0%	Shares
Precious Metals & Related—0.0%
Ivanhoe Nickel & Platinum (a)(b)(d)(e)(f)	195,000	—
Total Rights (Cost $0)		—
Short Term Investments—4.7%
Money Market Fund—0.1%
AIM STIT—Treasury Portfolio 0.05%(g)	1,950,373	1,950,373
Total Money Market Fund (Cost $1,950,373)		1,950,373
Repurchase Agreement—4.6%	Principal Amount

Repurchase Agreement with U.S. Bank, N.A., 0.01% dated 04/30/10, due 05/01/10, collateralized by: Fannie Mae Conventional Leval Pay 15 Year Fixed (Pool #254919) valued at $37,727,253. Repurchase proceeds of $36,989,814.

Fannie Mae Conventional Leval Pay 15 Year Fixed (Pool #555745) valued at $28,064,758. Repurchase proceeds of $27,514,239. (Cost $64,504,000)	$64,504,000	64,504,000
Total Short-Term Investments (Cost $66,454,373)		66,454,373
Total Investments (Cost $726,588,761)—99.8%		1,397,081,447
Other Assets in Excess of Liabilities—0.2%		2,272,620
Total Net Assets—100.0%		$1,399,354,067

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Foreign issued security. Foreign concentration was as follows: Australia 6.8%; Canada 58.0%; Peru 2.0%; South Africa 2.1%; United Kingdom 5.0%
(b)	Non-income producing security.
(c)	Affiliated company. See Footnote 9.
(d)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities at April 30, 2010 was $25,405,133 which represented 1.8% of net assets.
(e)	Fair valued security. The aggregate value of fair valued securities as of April 30, 2010 was $36,789,259 which represented 2.6% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.
(g)	Variable rate security. The rate listed is as of April 30, 2010.

The Accompanying Footnotes are an Integral Part of these Schedule of Investments

30	April 30, 2010

The Delafield Fund

Schedule of Investments as of April 30, 2010

(Unaudited)

Common Stocks—81.1%	Shares	Value
Aerospace & Defense—4.9%
Ceradyne, Inc.(a)	200,000	$4,440,000
Esterline Technologies Corp.(a)	350,000	19,523,000
Honeywell International, Inc.	400,000	18,988,000
		42,951,000
Building Products—2.1%
Griffon Corp.(a)	706,000	9,954,600
Trex Co., Inc.(a)	355,000	8,693,950
		18,648,550
Chemicals—13.1%
Ashland, Inc.	150,000	8,934,000
Cytec Industries, Inc.	375,000	18,022,500
Eastman Chemical Co.	235,000	15,726,200
Ferro Corp.(a)	1,925,000	21,021,000
FMC Corp.	280,000	17,819,200
Lubrizol Corp.	90,000	8,130,600
PolyOne Corp.(a)	650,000	7,351,500
A Schulman, Inc.	350,000	9,103,500
Spartech Corp.(a)	686,900	9,781,456
		115,889,956
Commercial Services & Supplies—1.7%
RR Donnelley & Sons Co.	675,000	14,505,750
Communications Equipment—1.2%
Harris Corp.	200,000	10,296,000
Computers & Peripherals—1.4%
Diebold, Inc.	150,000	4,702,500
Intermec, Inc.(a)	650,000	7,455,500
		12,158,000
Construction & Engineering—1.1%
Insituform Technologies, Inc.(a)	400,000	9,588,000
Containers & Packaging—1.3%
Sonoco Products Co.	360,000	11,926,800
Electrical Equipment—6.1%
Acuity Brands, Inc.	400,000	18,084,000
AMETEK, Inc.	190,000	8,217,500
Belden, Inc.	200,000	5,492,000
Brady Corp.	400,000	13,744,000
Hubbell, Inc.	180,000	8,364,600
		53,902,100
Electronic Equipment, Instruments & Components—9.4%
Checkpoint Systems, Inc.(a)	1,275,000	28,802,250
Flextronics International Ltd.(a)(b)	5,000,000	38,750,000
LeCroy Corp.(a)	450,000	2,632,500
Vishay Intertechnology, Inc.(a)	1,200,000	12,492,000
		82,676,750

Common Stocks (continued)	Shares	Value
Food & Staples Retailing—0.8%
SUPERVALU, Inc.	500,000	$7,450,000
Glass and Glass Product Manufacturing—1.8%
Owens-Illinois, Inc.(a)	450,000	15,948,000
Household Durables—2.9%
Ethan Allen Interiors, Inc.	325,000	6,565,000
Stanley Black & Decker, Inc.	300,000	18,645,000
		25,210,000
Industrial Conglomerates—2.9%
Carlisle Companies, Inc.	250,000	9,432,500
Standex International Corp.	70,000	1,670,900
Tyco International Ltd.(b)	375,000	14,546,250
		25,649,650
Life Sciences Tools & Services—2.5%
Thermo Fisher Scientific, Inc.(a)	400,000	22,112,000
Machinery—13.3%
Albany International Corp.(c)	850,000	21,649,500
Barnes Group, Inc.	925,000	19,240,000
Crane Co.	350,000	12,579,000
Dover Corp.	235,000	12,271,700
Harsco Corp.	300,000	9,288,000
IDEX Corp.	150,000	5,040,000
Ingersoll-Rand PLC(b)	200,000	7,396,000
Kennametal, Inc.	534,500	17,563,670
Lydall, Inc.(a)	482,871	3,891,940
SPX Corp.	120,000	8,385,600
		117,305,410
Metals & Mining—0.8%
Commercial Metals Co.	150,000	2,232,000
Kaiser Aluminum Corp.	115,000	4,621,850
		6,853,850
Oil, Gas & Consumable Fuels—2.6%
El Paso Corp.	700,000	8,470,000
Southern Union Co.	570,000	14,894,100
		23,364,100
Professional Services—2.2%
Dun & Bradstreet Corp.	150,000	11,545,500
School Specialty, Inc.(a)	350,000	8,211,000
		19,756,500
Semiconductors & Semiconductor Equipment—2.3%
Fairchild Semiconductor International(a)	625,000	7,012,500
Teradyne, Inc.(a)	825,000	10,089,750
Verigy Ltd.(a)(b)	250,000	2,985,000
		20,087,250

The Accompanying Footnotes are an Integral Part of these Schedule of Investments

Semi-Annual Report	31

The Delafield Fund

Schedule of Investments as of April 30, 2010

(Unaudited)

Common Stocks (continued)	Shares	Value
Specialty Retail—4.0%
Collective Brands, Inc.(a)	725,000	$17,001,250
Foot Locker, Inc.	625,000	9,593,750
GameStop Corp.(a)	350,000	8,508,500
		35,103,500
Support Activities for Mining—0.6%
Weatherford International Ltd.(a)(b)	300,000	5,433,000
Trading Companies & Distributors—2.1%
Rush Enterprises, Inc.(a)	635,000	10,299,700
WESCO International, Inc.(a)	200,000	8,124,000
		18,423,700
Total Common Stocks (Cost $561,163,503)		715,239,866
Corporate Bonds—1.6%	Principal Amount
Aerospace & Defense—0.1%
Honeywell International, Inc. 3.875%, 02/15/2014	$1,000,000	1,057,042
Chemicals—0.5%
The Dow Chemical Co. 7.600%, 05/15/2014	2,500,000	2,905,893
The Dow Chemical Co. 5.900%, 02/15/2015	1,000,000	1,097,998
		4,003,891
Diversified Financial Services—0.1%
JP Morgan Chase & Co. 4.650%, 06/01/2014	1,000,000	1,065,716
Electric Utilities—0.1%
Duke Energy Corp. 3.950%, 09/15/2014	1,000,000	1,039,948
Health Care Equipment & Supplies—0.1%
St. Jude Medical, Inc. 3.750%, 07/15/2014	1,000,000	1,036,717
Management of Companies and Enterprises—0.1%
BAE Systems Holdings, Inc.(d) 4.950%, 06/01/2014	500,000	527,962
Natural Gas Distribution—0.1%
Sonat, Inc. 7.625%, 07/15/2011	655,000	685,276
Oil, Gas & Consumable Fuels—0.1%
El Paso Corp. 7.875%, 06/15/2012	1,000,000	1,064,374
Software—0.1%
Oracle Corp. 3.750%, 07/08/2014	1,000,000	1,050,658

Corporate Bonds (continued)	Shares	Value
Telecommunications—0.3%
Deutsche Telekom International Finance BV(b) 4.875%, 07/08/2014	$3,000,000	$3,180,819
Total Corporate Bonds (Cost $13,650,703)		14,712,403
Real Estate Investment Trusts (REITs)—1.1%	Shares
Kimco Realty Corp.	600,000	9,354,000
Total Real Estate Investment Trusts (Cost $5,497,969)		9,354,000
U.S. Treasury Obligations—1.1%	Principal Amount
United States Treasury Notes—1.1%
1.000%, 07/31/2011	$10,000,000	10,055,470
Total U.S. Treasury Obligations (Cost $9,963,280)		10,055,470
Warrants—0.0%	Shares
Air Freight & Logistics—0.0%
Clark Holdings, Inc. Expires: 02/15/2011, Exercise Price: $6.00 (a)	410,000	4,920
Total Warrants (Cost $465,970)		4,920
Short Term Investments—15.7%
Money Market Funds—15.7%
Daily Income Fund—U.S. Treasury Portfolio 0.01%(d)	50,000,568	50,000,568
AIM STIT—Treasury Portfolio 0.05%(d)	88,039,922	88,039,922
		138,040,490
Total Short Term Investments (Cost $138,040,090)		138,040,490
Total Investments (Cost $728,781,915)—100.6%		887,407,149
Liabilities in Excess of Other Assets—(0.6)%		(5,254,160)
Total Net Assets—100.0%		$882,152,989

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Ireland 0.8%; Netherlands 0.4% Singapore 4.7%; Switzerland 2.3%
(c)	Affiliated company. See Footnote 9.
(d)	Variable rate security. The rate listed is as of April 30, 2010.

The Accompanying Footnotes are an Integral Part of these Schedule of Investments

32	April 30, 2010

The Select Fund

Schedule of Investments as of April 30, 2010

(Unaudited)

Common Stocks—85.4%	Shares	Value
Aerospace & Defense—3.8%
Esterline Technologies Corp.(a)	24,000	$1,338,720
Chemicals—5.8%
Ashland, Inc.	15,200	905,312
Cytec Industries, Inc.	23,500	1,129,410
		2,034,722
Containers & Packaging—2.8%
Sonoco Products Co.	30,000	993,900
Electrical Equipment—2.9%
Acuity Brands, Inc.	22,500	1,017,225
Electronic Equipment, Instruments & Components—11.5%
Checkpoint Systems, Inc.(a)	72,000	1,626,480
Flextronics International Ltd.(a)(b)	178,000	1,379,500
Vishay Intertechnology, Inc.(a)	98,000	1,020,180
		4,026,160
Hotels, Restaurants & Leisure—3.0%
Ruby Tuesday, Inc.(a)	95,000	1,063,050
Household Durables—3.3%
Ethan Allen Interiors, Inc.	56,500	1,141,300
Industrial Conglomerates—2.3%
Carlisle Companies, Inc.	21,000	792,330
Internet Software & Services—3.5%
j2 Global Communications, Inc.(a)	50,500	1,216,040
IT Services—5.7%
Cognizant Technology Solutions Corp.(a)	14,300	731,874
Genpact Ltd.(a)(b)	30,000	506,400
Tier Technologies, Inc.(a)	90,000	753,300
		1,991,574
Life Sciences Tools & Services—5.6%
Charles River Labs International, Inc.(a)	27,300	914,004
Thermo Fisher Scientific, Inc.(a)	19,000	1,050,320
		1,964,324
Machinery—20.3%
Albany International Corp.(c)	59,000	1,502,730
Barnes Group, Inc.	61,000	1,268,800
Crane Co.	31,500	1,132,110
Kennametal, Inc.	46,000	1,511,560
Trimas Corp.(a)	165,000	1,678,050
		7,093,250
Professional Services—2.4%
Dun & Bradstreet Corp.	11,000	846,670

Common Stocks (continued)	Shares	Value
Specialty Retail—7.0%
Collective Brands, Inc.(a)	56,000	$1,313,200
Foot Locker, Inc.	73,000	1,120,550
		2,433,750
Textiles, Apparel & Luxury Goods—2.6%
Maidenform Brands, Inc.(a)	39,300	896,826
Trading Companies & Distributors—2.9%
WESCO International, Inc.(a)	24,500	995,190
Total Common Stocks (Cost $18,466,976)		29,845,031
Short Term Investments—13.4%
Money Market Funds—13.4%
AIM STIT-Treasury Portfolio 0.05%(d)	4,691,382	4,691,382
Total Short Term Investments (Cost $4,691,382)		4,691,382
Total Investments (Cost $23,158,358)—98.8%		34,536,413
Other Assets in Excess of Liabilities—1.2%		416,158
Total Net Assets—100.0%		$34,952,571

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Bermuda 1.5%; Singapore 4.0%.
(c)	Affiliated company. See Footnote 9.
(d)	Variable rate security. The rate shown is as of April 30, 2010.

The Accompanying Footnotes are an Integral Part of these Schedule of Investments

Semi-Annual Report	33

Percent of Total Investments

The Tocqueville Fund

Allocation of Portfolio Holdings

April 30, 2010

(Unaudited)

The Tocqueville Small Cap Fund

Allocation of Portfolio Holdings

April 30, 2010

(Unaudited)

34	April 30, 2010

Percent of Total Investments

The Tocqueville International Value Fund

Allocation of Portfolio Holdings

April 30, 2010

(Unaudited)

The Tocqueville Gold Fund

Allocation of Portfolio Holdings

April 30, 2010

(Unaudited)

Semi-Annual Report	35

Percent of Total Investments

The Delafield Fund

Allocation of Portfolio Holdings

April 30, 2010

(Unaudited)

The Select Fund

Allocation of Portfolio Holdings

April 30, 2010

(Unaudited)

36	April 30, 2010

The Tocqueville Trust

Statements of Assets and Liabilities

April 30, 2010 (Unaudited)

	The Tocqueville Fund	Small Cap Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Assets
Investments, at value (1)
Unaffiliated issuers	$477,205,658	$28,349,565	$131,267,812	$1,262,792,589	$865,757,649	$33,033,683
Affiliated issuers	5,136,000	2,555,986	—	134,288,858	21,649,500	1,502,730
Foreign currencies (2)	—	—	—	5	—	—
Cash	241	480	816	66,685	—	—
Receivable for investments sold	—	55,805	2,789,000	—	1,338,499	357,756
Receivable for fund shares sold	884,197	50,882	58,256	10,518,503	4,384,392	79,883
Dividends, interest and other receivables	515,178	2	479,487	268,258	599,096	3,034
Prepaid assets	26,110	9,907	17,701	76,885	54,855	17,691

Total Assets	483,767,384	31,022,627	134,613,072	1,408,011,783	893,783,991	34,994,777

Liabilities
Payable for investments purchased	1,163,955	159,762	624,351	5,442,949	10,390,660	—
Payable for fund shares redeemed	744,818	92,943	125,196	1,898,242	387,612	—
Payable to Adviser	289,284	19,077	112,059	879,443	520,686	22,465
Accrued distribution fee	27,524	4,647	22,428	34,244	43,137	3,193
Accrued expenses and other liabilities	205,303	21,079	74,040	402,838	288,907	16,548

Total Liabilities	2,430,884	297,508	958,074	8,657,716	11,631,002	42,206

Net Assets	$481,336,500	$30,725,119	$133,654,998	$1,399,354,067	$882,152,989	$34,952,571

Net assets consist of:
Paid in capital	494,807,835	35,326,488	134,257,314	727,521,802	752,767,485	23,926,378
Accumulated net investment income (loss)	1,172,702	(151,064)	(136,433)	(6,638,608)	(407,774)	(64,121)
Accumulated net realized gain (loss)	(52,404,135)	(8,005,697)	(10,999,709)	7,978,187	(28,831,956)	(287,741)
Net unrealized appreciation on:
Investments and foreign currency related items	37,760,098	3,555,392	10,533,826	670,492,686	158,625,234	11,378,055

Net assets	$481,336,500	$30,725,119	$133,654,998	$1,399,354,067	$882,152,989	$34,952,571

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	22,317,753	2,389,137	11,994,243	21,266,877	32,844,720	3,076,655
Net asset value and redemption price per share	$21.57	$12.86	$11.14	$65.80	$26.86	$11.36

Maximum offering price per share	$21.57	$12.86	$11.14	$65.80	$26.86	$11.36

(1) Cost of Investments
Unafilliated issuers	$437,466,855	$24,355,240	$120,725,886	$651,580,606	$707,419,025	$22,345,803
Affiliated issuers	$7,116,749	$2,994,919	$—	$75,008,155	$21,362,890	$812,555
(2) Cost of Foreign Currencies	$—	$—	$—	$5	$—	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	37

The Tocqueville Trust

Statements of Operations

For the Six Months Ended April 30, 2010 (Unaudited)

	The Tocqueville Fund	Small Cap Fund	International Value Fund	Gold Fund	The Delafield Fund	The Select Fund
Investment Income:
Dividends*
Unaffiliated issuers	$4,465,711	$51,327	$1,033,499	$1,530,910	$4,157,464	$144,348
Affiliated issuers	258,000	—	—	—	240,000	19,200
Interest	209,554	31	245,163	3,242	426,136	485

	4,933,265	51,358	1,278,662	1,534,152	4,823,600	164,033

Expenses:
Investment Adviser’s fee (See Note 5)	1,617,730	112,218	667,834	4,857,129	2,711,374	113,721
Distribution fees (See Note 5)	539,243	37,406	166,959	1,439,182	901,934	35,538
Administration fee (See Note 5)	323,546	22,444	100,175	863,509	541,160	21,323
Transfer agent and shareholder services fees	80,289	5,395	20,309	217,991	121,336	6,115
Professional fees	47,823	3,949	16,582	106,637	69,892	2,715
Fund accounting fees	21,434	2,464	17,452	53,706	30,739	1,629
Custody fees	21,138	4,714	28,692	69,159	35,409	2,939
Registration fees	12,670	9,194	9,593	24,164	6,593	2,775
Printing and mailing expense	27,516	2,174	7,075	67,476	59,878	3,359
Trustee fees and expenses	12,234	654	3,875	33,025	19,818	905
Insurance expense	12,417	1,086	3,620	25,883	—	—
Other expenses	10,726	724	2,752	21,086	14,081	724

Total expenses before waiver	2,726,766	202,422	1,044,918	7,778,947	4,512,214	191,743
Less: Fees waived (See Note 5)	(30,549)	—	—	—	—	—

Net expenses	2,696,217	202,422	1,044,918	7,778,947	4,512,214	191,743

Net Investment Income (Loss)	2,237,048	(151,064)	233,744	(6,244,795)	311,386	(27,710)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	12,123,300	1,716,259	2,473,454	3,147,974	14,356,174	654,187
Affiliated issuers	—	(144,456)	—	5,241,447	—	(177,289)
Foreign currency translation	—	—	(139,034)	(411,150)	—	—

	12,123,300	1,571,803	2,334,420	7,978,271	14,356,174	476,898
Net change in unrealized appreciation (depreciation) on:
Investments	57,577,515	3,980,241	12,587,642	298,773,115	153,100,225	8,098,594
Foreign currency translation	—	—	(5,366,171)	19,158,018	—	—

	57,577,515	3,980,241	7,221,471	317,931,133	153,100,225	8,098,594
Net gain on investments and foreign currency	69,700,815	5,552,044	9,555,891	325,909,404	167,456,399	8,575,492

Net Increase in Net Assets Resulting from Operations	$71,937,863	$5,400,980	$9,789,635	$319,664,609	$167,767,785	$8,547,782

* Net of foreign taxes withheld	$26,411	$—	$111,180	$137,108	$—	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

38	April 30, 2010

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Semi-Annual Report	39

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Fund		Small Cap Fund
	For the Six-Months Ended April 30, 2010	For the Year Ended October 31, 2009	For the Six-Months Ended April 30, 2010	For the Year Ended October 31, 2009
	(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$2,237,048	$5,337,457	$(151,064)	$(299,908)
Net realized gain (loss) on investments and foreign currency	12,123,300	(56,329,824)	1,571,803	(9,248,318)
Net change in unrealized appreciation	57,577,515	96,418,009	3,980,241	12,719,087

Net increase in net assets resulting from operations	71,937,863	45,425,642	5,400,980	3,170,861
Dividends and distributions to shareholders:
Net investment income	(4,954,961)	(5,443,841)	—	(38,161)
Net realized gains	—	—	—	(387,146)

Total dividends and distributions	(4,954,961)	(5,443,841)	—	(425,307)
Fund share transactions:
Net increase (decrease)	30,883,868	14,878,679	(5,173,509)	(8,677,015)

Net increase (decrease) in net assets	97,866,770	54,860,480	227,471	(5,931,461)
Net Assets:
Beginning of period	383,469,730	328,609,250	30,497,648	36,429,109

End of period**	481,336,500	383,469,730	30,725,119	30,497,648

* Net of redemption fees of:	$7,929	$77,031	$309	$4,390

** Including undistributed net investment income (loss) of:	$1,172,702	$3,890,615	$(151,064)	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

40	April 30, 2010

The Tocqueville Trust

Statements of Changes in Net Assets

International Value Fund		Gold Fund		Delafield Fund(1)		Select Fund(1)
For the Six-Months Ended April 30, 2010	For the Year Ended October 31, 2009	For the Six-Months Ended April 30, 2010	For the Year Ended October 31, 2009	For the Six-Months Ended April 30, 2010	For the Period Ended October 31, 2009	For the Six-Months Ended April 30, 2010	For the Period Ended October 31, 2009
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$233,744	$1,084,024	$(6,244,795)	$(8,542,294)	$311,386	$855,406	$(27,710)	$(23,941)

2,334,420	(13,054,503)	7,978,271	1,638,714	14,356,174	(40,983,734)	476,898	(536,620)
7,221,471	45,858,158	317,931,133	523,468,128	153,100,225	210,086,644	8,098,594	7,477,312

9,789,635	33,887,679	319,664,609	516,564,548	167,767,785	169,958,316	8,547,782	6,916,751

(1,534,647)	(2,581,608)	—	—	(719,160)	(991,318)	(27,614)	(10,819)
—	(6,588,457)	(1,803,165)	(15,721,021)	—	—	—	—

(1,534,647)	(9,170,065)	(1,803,165)	(15,721,021)	(719,160)	(991,318)	(27,614)	(10,819)

(6,213,355)	(11,292,902)	144,000,363	25,792,039	78,556,736	62,720,729	1,751,360	6,916,294

2,041,633	13,424,712	461,861,807	526,635,566	245,605,361	231,687,727	10,271,528	13,822,226

131,613,365	118,188,653	937,492,260	410,856,694	636,547,628	404,859,901	24,681,043	10,858,817

133,654,998	131,613,365	1,399,354,067	937,492,260	882,152,989	636,547,628	34,952,571	24,681,043

$9,975	$18,461	$634,963	$463,326	$46,476	$227,715	$2,406	$—

$(136,433)	$1,164,470	$(6,638,608)	$(393,813)	$(407,774)	$—	$(64,121)	$(8,797)

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	41

The Tocqueville Trust

The Tocqueville Fund

The Tocqueville Small Cap Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Select Fund

Notes to Financial Statements

(Unaudited)

1.    ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust organized on September 17, 1986, currently consisting of six separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Small Cap Fund (the “Small Cap Fund”), The Tocqueville International Value Fund (the “International Fund”), and The Delafield Fund are classified as diversified investment companies. The Tocqueville Gold Fund (the “Gold Fund”) and The Select Fund are classified as non-diversified investment companies. The Tocqueville Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Small Cap Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of small-capitalization issuers located in the United States. The International Fund’s investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of non-U.S. issuers. The Gold Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). The Delafield Fund’s investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital which it seeks to achieve by investing primarily in the equity securities of domestic companies. The Select Fund’s investment objective is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective for The Select Fund.

On June 22, 2009, the Board of Directors of Delafield Fund, Inc. approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Fund, Inc. into The Delafield Fund, a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Fund, Inc. approved the Agreement and Plan of Reorganization. On July 9, 2009, the Board of Trustees of Delafield Select Fund, a series of Natixis Funds Trust II, approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Select Fund into the sole share class of The Select Fund, a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Select Fund approved the Agreement and Plan of Reorganization. The effective date of both reorganizations was September 28, 2009. Transfers into The Delafield Fund and The Select Fund from their predecessor funds amounted to $649,892,191 and $25,888,388, respectively.

The Delafield Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to Delafield Fund, Inc. The predecessor Delafield Fund, Inc. commenced operations on November 19, 1993.

The Select Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to the Delafield Select Fund, a series of Natixis Funds Trust II. The predecessor Delafield Select Fund commenced operations on September 29, 2008 for Class A and Class C shares and on September 26, 2008 for Class Y shares. Prior to September 29, 2008, the predecessor Delafield Select Fund operated as a Delaware limited partnership using substantially the same investment objectives and investment policies as the predecessor fund. The limited partnership was incepted in July 1998.

The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

42	April 30, 2010

2.    SIGNIFICANT ACCOUNTING POLICIES

a)  Security valuation

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). Investments in gold and silver are valued on the basis of the respective closing spot prices of the New York Commodity Exchange. Investments in other precious metals are valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price.

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

b)  Restricted and illiquid securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

c)  Accounting pronouncements

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2009, or for any other tax years which are open for exam. As of October 31, 2009, open tax years include the tax years ended October 31, 2006 through 2009. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Semi-Annual Report	43

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investments trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Investments in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the Funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. On days when the closing price of the S&P 500 moves more than 1% from its previous close, common stocks of the International Value Fund which are traded on non-North American exchanges may be valued using matrix pricing formulas provided by an independent pricing service. These securities will generally be classified as Level 2 securities.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities.

44	April 30, 2010

The following is a summary of the inputs used, as of April 30, 2010, involving the Funds’ assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total

The Tocqueville Fund
Common Stocks*	$475,166,315	$—	$—	$475,166,315
Warrants*	—	33,343	—	33,343
Repurchase Agreement	—	7,142,000	—	7,142,000

Total Fund	$475,166,315	$7,175,343	$—	$482,341,658

The Tocqueville Small Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$30,258,551	$—	$—	$30,258,551
Repurchase Agreement	—	647,000	—	647,000

Total Fund	$30,258,551	$647,000	$—	$30,905,551

The Tocqueville International Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,455,800	$—	$—	$1,455,800
Belgium	—	6,496,239	—	6,496,239
Brazil	5,608,800	—	—	5,608,800
Finland	2,067,200	—	—	2,067,200
France	4,499,706	13,243,907	—	17,743,613
Germany	2,226,192	3,452,697	—	5,678,889
Hong Kong	—	5,273,165	—	5,273,165
Indonesia	2,013,760	—	—	2,013,760
Ireland	—	6,965,745	—	6,965,745
Italy	—	7,052,216	—	7,052,216
Japan	5,012,787	27,235,825	—	32,248,612
Mexico	2,839,800	—	—	2,839,800
Netherlands	3,979,190	1,935,255	—	5,914,445
South Africa	672,000	—	—	672,000
Spain	—	2,036,878	—	2,036,878
Switzerland	—	6,083,212	—	6,083,212
Thailand	—	1,685,533	—	1,685,533
United Kingdom	2,553,000	3,708,812	—	6,261,812
United States	6,782,400	—	—	6,782,400

Total Common Stocks	39,710,635	85,169,484	—	124,880,119
Warrants*	—	37,693	—	37,693
Repurchase Agreement	—	6,350,000	—	6,350,000

Total Fund	$39,710,635	$91,557,177	$—	$131,267,812

Semi-Annual Report	45

The Tocqueville Gold Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Gold	$859,167,077	$218,483,243	$11,787,636	$1,089,437,956
Other Precious Metals	30,537,886	67,672,575	13,617,497	111,827,958

Total Common Stocks	889,704,963	286,155,818	25,405,133	1,201,265,914
Closed End Mutual Funds	11,160,000	—	—	11,160,000
Warrants*	—	2,602,172	—	2,602,172
Purchased Call Options	—	—	—	—
Rights	—	—	—	—
Gold Bullion	—	115,598,988	—	115,598,988
Money Market Fund	1,950,373	—	—	1,950,373
Repurchase Agreement	—	64,504,000	—	64,504,000

Total Fund	$902,815,336	$468,860,978	$25,405,133	$1,397,081,447

The Delafield Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$715,239,866	$—	$—	$715,239,866
Corporate Bonds*	—	14,712,403	—	14,712,403
Real Estate Investment Trusts (REITs)	9,354,000	—	—	9,354,000
Total Warrants*	—	4,920	—	4,920
U.S. Treasury Notes	—	10,055,470	—	10,055,470
Money Market Funds	138,040,490		—	138,040,490

Total Fund	$862,634,356	$24,772,793	$—	$887,407,149

The Select Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$29,845,031	$—	$—	$29,845,031
Money Market Funds	4,691,382	—	—	4,691,382

Total Fund	$34,536,413	$—	$—	$34,536,413

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

	The Tocqueville Fund	The Tocqueville Small Cap Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Select Fund
Beginning Balance—November 1, 2009	$—	$—	$—	$18,168,423	$—	$—
Purchases	—	—	—	3,255,000	—	—
Sales	—	—	—	—	—	—
Realized gains	—	—	—	—	—	—
Realized losses	—	—	—	—	—	—
Change in unrealized appreciation	—	—	—	3,981,710	—	—
Transfers in/(out) of level 3	—	—	—	—	—	—

Ending Balance—April 30, 2010	$—	$—	$—	$25,405,133	$—	$—

46	April 30, 2010

Derivative instruments and hedging activities

The Trust has adopted derivative instruments disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the period ended April 30, 2010, the Tocqueville Gold Fund held call option contracts. Purchased call options on an equity are typically used to hedge against an equity position in the portfolio. The purchased call options held in the portfolio came attached to the equity position, at no additional cost, when it was purchased. The options were acquired in the normal course of pursuing the Fund’s investment objectives, not necessarily to hedge against a particular position.

Balance sheet—value of derivative instruments at April 30, 2010

The purchased options held in the Tocqueville Gold Fund are valued at $0 and have a cost of $0. As such, they have no impact on the Fund’s balance sheet.

The effect of derivative instruments on the statement of operations for the period ended April 30, 2010

The purchased options held in the Tocqueville Gold Fund are valued at $0 and have a cost of $0. As such, they have no impact on the Fund’s statement of operations.

Subsequent Events Evaluation—In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were available to be issued. The evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

d)  Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Delafield Fund are engaged in transactions in securities denominated in foreign currencies and, as a result, enter into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

Semi-Annual Report	47

e)  Written option accounting

The Tocqueville International Value Fund, The Select Fund and The Tocqueville Gold Fund may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f)  Dividends and distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

g)  Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.    FEDERAL INCOME TAX

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended October 31, 2009, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
The Tocqueville Fund	$75,136	$(75,136)	$—
Small Cap Fund	299,908	(292)	(299,616)
International Value Fund	259,893	(259,892)	(1)
Gold Fund	8,218,950	164,647	(8,383,597)
Delafield Fund	156,847	7,715	(164,562)
Select Fund	27,826	(3,780)	(24,046)

48	April 30, 2010

The permanent differences primarily relate to net operating losses and foreign currency reclasses.

As of October 31, 2009, the components of accumulated earnings (losses) for income tax purposes were as follows:

	The Tocqueville Fund	Small Cap Fund	International Value Fund	Gold Fund	The Delafield Fund	The Select Fund
Tax cost of investments	$402,616,897	$30,414,352	$126,345,244	$580,924,888	$627,928,737	$21,923,800

Unrealized appreciation	40,175,659	4,151,451	18,300,389	382,197,617	71,888,900	4,768,845
Unrealized depreciation	(60,109,144)	(4,808,851)	(14,988,035)	(30,029,877)	(67,888,338)	(1,702,130)

Net unrealized appreciation (depreciation)	(19,933,485)	(657,400)	3,312,354	352,167,740	4,000,562	3,066,715

Undistributed operating income	3,890,615	—	1,164,470	—	—	—
Undistributed long-term gains	—	—	—	1,803,081	—	—

Distributable earnings	3,890,615	—	1,164,470	1,803,081	—	—

Other accumulated loss	(64,411,367)	(9,344,950)	(13,334,129)	—	(41,663,683)	(560,690)

Total accumulated gain/(loss)	$(80,454,237)	$(10,002,350)	$(8,857,305)	$353,970,821	$(37,663,121)	$2,506,025

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs.

The tax character of distributions paid during the periods ended October 31, 2009 and 2008 (October 31, 2009 and December 31, 2008 for The Delafield Fund and the Select Fund) was as follows:

	October 31, 2009
	Ordinary Income	Long Term Capital Gain	Return of Capital	Total
The Tocqueville Fund	$5,443,841	$—	$—	$5,443,841
Small Cap Fund	38,161	387,146	—	425,307
International Value Fund	2,581,611	6,588,454	—	9,170,065
Gold Fund	—	15,721,021	—	15,721,021
The Delafield Fund	826,756	—	164,562	991,318
The Select Fund	5,068	—	5,751	10,819

Semi-Annual Report	49

	October 31, 2008 and December 31, 2008
	Ordinary Income	Long Term Capital Gain	Return of Capital	Total
The Tocqueville Fund	$7,473,581	$32,490,682	$—	$39,964,263
Small Cap Fund	371,265	4,673,761	—	5,045,026
International Value Fund	1,371,852	25,545,236	—	26,917,088
Gold Fund	12,357,089	154,455,781	—	166,812,870
The Delafield Fund	1,927,916	—	13,739	1,941,655
The Select Fund	15,741	—	—	15,741

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Cose Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended October 31, 2009 and 2008 (October 31, 2009 and December 31, 2008 for The Delafield Fund and The Select Fund.

At October 31, 2009, certain Funds had tax basis capital losses which may be carried forward to offset future capital gains as shown below.

	The Tocqueville Fund	Small Cap Fund	International Value Fund	The Delafield Fund	The Select Fund
Capital losses expiring on:
10/31/2010	$(8,083,915)	$—	$—	$—	$—
12/31/2016	—	—	—	(2,065,749)	—
10/31/2017	(56,324,311)	(9,344,950)	(13,334,129)	(39,597,934)	(551,893)

4.    FINANCIAL INSTRUMENTS

The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 2010, the Funds did not hold any financial instruments with off-balance sheet risk.

50	April 30, 2010

5.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Small Cap Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from the Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the Fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Delafield Fund, calculated daily and payable monthly, at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; 0.70% on the next $500 million of net assets of the Fund; and 0.65% on all net assets of the Fund over $1 billion. Tocqueville receives fees from The Select Fund, calculated daily and payable monthly, at an annual rate of 0.80% on all net assets of the Fund.

With respect to The Tocqueville Fund, effective October 31, 2009, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets. The Expense Limitation Agreement will remain in effect until March 1, 2011.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the six-months ended April 30, 2010, the Adviser has made payments of $59,045, $4,097, $18,291, $157,553, $98,708 and $3,889 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund, The Tocqueville Small Cap Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Select Fund, respectively.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Select Fund for the six-months ended April 30, 2010, were $104,913, $261, $8,730, $26,681, $53,079 and $5,616, respectively.

Semi-Annual Report	51

6.    CAPITAL SHARE TRANSACTIONS.

Transactions in capital shares for each Fund were as follows:

	For the Six-Month Period Ended April 30, 2010 (Unaudited)		For the Year Ended October 31, 2009
The Tocqueville Fund	Shares	Dollar Amount	Shares	Dollar Amount
Shares sold	4,439,456	$90,296,380	6,836,665	$110,323,953
Shares issue to holders in reinvestment of dividends	203,892	4,041,138	286,662	4,443,262
Shares redeemed	(3,088,697)	(63,453,650)	(6,403,983)	(99,888,536)

Net increase	1,554,651	$30,883,868	719,344	$14,878,679

	For the Six-Month Period Ended April 30, 2010 (Unaudited)		For the Year Ended October 31, 2009
The Tocqueville Small Cap Fund	Shares	Dollar Amount	Shares	Dollar Amount
Shares sold	70,207	$836,436	414,365	$3,491,896
Shares issue to holders in reinvestment of dividends	—	—	36,504	317,949
Shares redeemed	(511,438)	(6,009,945)	(1,347,737)	(12,486,860)

Net increase (decrease)	(441,231)	$(5,173,509)	(896,868)	$(8,677,015)

	For the Six-Month Period Ended April 30, 2010 (Unaudited)		For the Year Ended October 31, 2009
The Tocqueville International Value Fund	Shares	Dollar Amount	Shares	Dollar Amount
Shares sold	566,082	$6,241,702	1,023,107	$9,171,246
Shares issue to holders in reinvestment of dividends	102,342	1,121,673	996,807	8,163,847
Shares redeemed	(1,230,160)	(13,576,730)	(3,387,189)	(28,627,995)

Net decrease	(561,736)	$(6,213,355)	(1,367,275)	$(11,292,902)

52	April 30, 2010

	For the Six-Month Period Ended April 30, 2010 (Unaudited)		For the Year Ended October 31, 2009
The Tocqueville Gold Fund	Shares	Dollar Amount	Shares	Dollar Amount
Shares sold	5,397,417	$315,857,922	5,107,647	$207,301,579
Shares issue to holders in reinvestment of dividends	30,182	1,723,993	510,898	15,061,134
Shares redeemed	(3,020,417)	(173,581,552)	(5,632,933)	(196,570,674)

Net increase (decrease)	2,407,182	$144,000,363	(14,388)	$25,792,039

	For the Six-Month Period Ended April 30, 2010 (Unaudited)		For the Ten-Month Period Ended October 31, 2009
The Delafield Fund (See Footnote 1)	Shares	Dollar Amount	Shares	Dollar Amount
Shares Sold	6,456,884	$160,040,002	9,655,036	$167,437,687
Shares issue to holders in reinvestment of dividends	29,759	682,368	43,997	944,184
Shares redeemed	(3,462,781)	(82,165,634)	(6,690,659)	(105,661,142)

Net increase	3,023,862	$78,556,736	3,008,374	$62,720,729

	For the Six-Month Period Ended April 30, 2010 (Unaudited)		For the Ten-Month Period Ended October 31, 2009
The Select Fund (See Footnote 1)	Shares	Dollar Amount	Shares	Dollar Amount
Shares sold	501,337	$5,031,545	30,634	$270,523
Shares issued to holders in reinvestment of dividends	3,045	27,466	—	—
Shares redeemed	(345,276)	(3,307,651)	(42,404)	(337,493)
Transfers in from Class A and Class C
From The Delafield Select Fund—Class A	—	—	1,272,151	11,242,428
From The Delafield Select Fund—Class C	—	—	20,352	179,855
From The Delafield Select Fund—Class Y	—	—	1,636,816	14,466,105

Total transfers in	—	—	2,929,319	25,888,388

Net increase	159,106	$1,751,360	2,917,549	$25,821,418

Semi-Annual Report	53

	For the Ten-Month Period Ended October 31, 2009
The Delafield Select Fund—Class A (See Footnote 1)	Shares	Dollar Amount
Shares sold	1,237,383	$7,946,654
Shares issued to holders in reinvestment of dividends	262	1,538
Shares redeemed	(245,960)	(1,231,673)
Transfers out to the Select Fund	(1,273,744)	(11,242,428)

Net decrease	(282,059)	$(4,525,909)

	For the Ten-Month Period Ended October 31, 2009
The Delafield Select Fund—Class C (See Footnote 1)	Shares	Dollar Amount
Shares sold	23,853	$174,583
Shares issued to holders in reinvestment of dividends	1	4
Shares redeemed	(4,461)	(28,330)
Transfers out to the Select Fund	(20,571)	(179,855)

Net decrease	(1,178)	$(33,598)

	For the Ten-Month Period Ended October 31, 2009
The Delafield Select Fund—Class Y (See Footnote 1)	Shares	Dollar Amount
Shares sold	208,399	$1,561,596
Shares issued to holders in reinvestment of dividends	1,236	9,277
Shares issued in connections with the acquisition of assets	—	—
Shares redeemed	(173,969)	(1,450,385)
Transfers out to the Select Fund	(1,635,003)	(14,466,105)

Net decrease	(1,599,337)	$(14,345,617)

7.    FUND SHARE TRANSACTIONS

The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 120 days or fewer. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated March 1, 2010. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus. The Trust may waive the redemption fee when the Adviser determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle.

54	April 30, 2010

8.    INVESTMENT TRANSACTIONS (Unaudited)

Purchases and sales of investment securities (excluding short-term instruments) for the period ended April 30, 2010 are summarized below.

	The Tocqueville Fund	Small Cap Fund	International Value Fund	Gold Fund	Delafield Fund	The Select Fund
Purchases:	$89,636,645	$7,362,995	$17,102,146	$152,204,057	$164,487,510	$3,905,253

Sales:	$55,753,725	$12,069,441	$25,114,025	$56,339,154	$73,602,616	$3,817,545

9.    TRANSACTIONS WITH AFFILIATES (Unaudited)

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2009 through April 30, 2010. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

The Tocqueville Fund
Issuer Name	Share Balance At Nov. 1, 2009	Additions	Reductions	Share Balance At Apr. 30, 2010	Dividend Income	Realized Gain/(Loss)	Value At Apr. 30, 2010
Alaska Communication Systems Group, Inc.	600,000	—	—	600,000	$258,000	$—	$5,136,000

					$258,000	$—	$5,136,000

The Tocqueville Small Cap Fund
Issuer Name	Share Balance At Nov. 1, 2009	Additions	Reductions	Share Balance At Apr. 30, 2010	Dividend Income	Realized Gain/(Loss)	Value At Apr. 30, 2010
1-800 Flowers.com, Inc.	102,500	—	(12,300)	90,200	$—	$(77,400)	$257,972
Landec Corp.	44,700	—	(5,200)	39,500	—	(8,664)	242,135
Silicon Image, Inc.	255,500	—	(31,000)	224,500	—	(60,060)	835,140
Ultratech, Inc.	94,500	—	(11,400)	83,100	—	1,668	1,220,739

					$—	$(144,456)	$2,555,986

Semi-Annual Report	55

The Tocqueville Gold Fund

Issuer Name	Share Balance At Nov. 1, 2009	Additions	Reductions	Share Balance At Apr. 30, 2010	Dividend Income	Realized Gain/(Loss)	Value At Apr. 30, 2010
Banro Corp.	4,631,400	—	—	4,631,400	$—	$—	$10,395,345
Comaplex Minerals Corp. (a)	2,839,000	—	(1,501,200)	1,337,800	—	5,241,447	13,802,071
Gold Resource Corp.	2,300,797	—	—	2,300,797	—	—	26,896,317
International Tower Hill Mines Ltd.	1,993,100	500,036	—	2,493,136	—	—	17,475,023
International Tower Hill Mines Ltd.	—	1,666,666	—	1,666,666	—	—	11,384,126
Orezone Gold Corp. (a)	2,145,463	—	—	2,145,463		—	1,753,036
Romarco Minerals	15,387,800	—	—	15,387,800	—	—	32,417,693
Scorpio Mining Corp.	—	16,699,542	—	16,699,542	—	—	13,809,419
Torex Gold Resources, Inc.	—	5,000,000	—	5,000,000	—	—	5,906,675
Torex Gold Resources, Inc. Warrants	—	1,250,000	—	1,250,000	—	—	449,153

					$—	$5,241,447	$134,288,858

The Delafield Fund
Issuer Name	Share Balance At Nov. 1, 2009	Additions	Reductions	Share Balance At Apr. 30, 2010	Dividend Income	Realized Gain/(Loss)	Value At Apr. 30, 2010
Albany International Corp.	850,000	—	—	850,000	$240,000	$—	$21,649,500

					$240,000	$—	$21,649,500

The Select Fund
Issuer Name	Share Balance At Nov. 1, 2009	Additions	Reductions	Share Balance At Apr. 30, 2010	Dividend Income	Realized Gain/(Loss)	Value At Apr. 30, 2010
Albany International Corp.	80,000	—	(21,000)	59,000	$19,200	$(177,289)	$1,502,730

					$19,200	$(177,289)	$1,502,730

(a)	Security is no longer an affiliated company at April 30, 2010.

56	April 30, 2010

ADDITIONAL INFORMATION (UNAUDITED)

1.    ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Guy A. Main (73) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2000	Retired. Formerly, Executive Vice President, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, President and Chief Executive Officer, Condor Services Inc. from April 1989 to April 1996.	6	Director, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, Association of California Insurance Companies from January 1996 to January 1998; Director, Condor Services Inc. from April 1989 to April 1996.

Charles W. Caulkins (53) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2003	Marketing Manager, L.R. Global Partners from January 2008 to present; President, Arbor Marketing, Inc. from October 1994 to December 2007.	6	Director, Phoenix House from January 2001 to 2007; Director, Bridges to Community from July 2002 to 2006.

James W. Gerard (49) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2001	Managing Director, North Sea Partners, January 2010 to present. Principal, Juniper Capital Group, LLC (formerly known as Argus Advisors International, LLC), from August 2003 to December 2009; Managing Director, The Chart Group from January 2001 to present; Managing Principal, Ironbound Partners from October 1998 to December 2000.	6	Director, American Overseas Memorial Day Association, 1988 to present; Trustee, Salisbury School, 2005 to present; Director and Treasurer ASPCA, 1988 to 2008;

Semi-Annual Report	57

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

William F. Indoe (66) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Partner, Sullivan & Cromwell LLP (attorneys-at-law).	6	Director, Rho Capital Partners, Inc.

William J. Nolan III (62) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Retired, Executive Vice President & Treasurer PaineWebber Inc. 1997-2001.	6	Trustee, Adirondock Museum, Blue Mt. Lake, NY 1996 to present (Treasurer, 2000 to present).

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Francois D. Sicart (66) 40 W. 57th St., 19th Floor New York, NY 10019	Chairman and Trustee	Indefinite Term, Since 1987	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1990 to present; Chairman and Founder, Tocqueville Asset Management Corp. from December 1985 to January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981 to October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969 to January 1990.	6	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1990 to present.

58	April 30, 2010

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Robert W. Kleinschmidt (60) 40 W. 57th St., 19th Floor New York, NY 10019	President and Trustee	Indefinite Term, Since 1991	President, Chief Investment Officer and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1994 to present; and Managing Director from July 1991 to January 1994; Partner, David J. Greene & Co. from May 1978 to July 1991.	6	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P.

Cleo Kotis (34) 40 W. 57th St., 19th Floor New York, NY 10019	Secretary	Indefinite Term, Since 2010	Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present; Vice President and Chief Operations Officer, the Delafield Fund, Inc. from 2005-2009; Vice President and Chief Operations Officer, Delafield Asset Management from 2005-2009; Vice President, Reich & Tang Asset Management, LLC from 2002-2009.	N/A	N/A

John Cassidy (67) 40 W. 57th St., 19th Floor New York, NY 10019	Treasurer	Indefinite Term, Since 2010	Treasurer, Tocqueville Asset Management L.P., from May 2002 to present.	N/A	N/A

Elizabeth Bosco (61) 40 W. 57th St., 19th Floor New York, NY 10019	Anti- Money Laundering Compliance Officer	Indefinite Term, Since 2009	Chief Compliance Officer (January 2009-present), Tocqueville Securities L.P.; Compliance Officer (January 1997-January 2009), Tocqueville Securities L.P. and Tocqueville Asset Management, L.P.	N/A	N/A

*	“Interested person” of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Adviser.

Semi-Annual Report	59

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Thomas Pandick (63) 40 W. 57th St., 19th Floor New York, NY 10019	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004-present), Tocqueville Asset Management L.P.; General Counsel (January-October 2004), Tocqueville Asset Management L.P.; Vice President, Kirkbride Asset Management, Inc. (2000-2004)	N/A	N/A

1	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

2.    PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

3.    SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-1520; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

60	April 30, 2010

4.    SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal period ended October 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%
Small Cap Fund	100.00%
International Value Fund	100.00%
Gold Fund	0.00%
The Delafield Fund	100.00%
The Select Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2009 was as follows:

Tocqueville Fund	100.00%
Small Cap Fund	100.00%
International Value Fund	1.43%
Gold Fund	0.00%
The Delafield Fund	100.00%
The Select Fund	100.00%

For the period ended October 31, 2009, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	5.43%
Small Cap Fund	0.00%
International Value Fund	3.40%
Gold Fund	0.00%
The Delafield Fund	15.54%
The Select Fund	0.00%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

Tocqueville Fund	0.00%
Small Cap Fund	0.00%
International Value Fund	0.00%
Gold Fund	0.00%
The Delafield Fund	0.00%
The Select Fund	100.00%

Semi-Annual Report	61

5.    FOREIGN TAX CREDIT

For the year ended October 31, 2009, the Tocqueville International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend Per Share	Taxes Withheld Per Share
Australia	$0.0039	$0.0000
Belgium	0.0147	0.0022
Brazil	0.0088	0.0011
Finland	0.0070	0.0011
France	0.0786	0.0113
Germany	0.0059	0.0016
Indonesia	-0.0020	-0.0003
Ireland	0.0098	0.0000
Japan	0.0438	0.0032
Jersey	0.0056	0.0000
Korea	0.0011	0.0000
Luxembourg	0.0031	0.0005
Mexico	0.0022	0.0000
Netherlands	0.0039	0.0006
Netherlands Antilles	0.0031	0.0000
Singapore	0.0048	0.0000
Spain	0.0017	0.0001
Switzerland	0.0114	0.0014
Taiwan	-0.0004	-0.0001
Thailand	0.0068	0.0007
United Kingdom	0.0147	0.0000

	$0.2284	$0.0235

62	April 30, 2010

Investment Adviser

Tocqueville Asset Management L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

(800) 697-3863

Custodian

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

François D. Sicart—Chairman

Charles W. Caulkins

James W. Gerard

William F. Indoe

Robert W. Kleinschmidt

Guy A. Main

William J. Nolan III

Tocqueville Funds

c/o US Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

www.tocquevillefunds.com

TQRPSEMI    10

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item 10.

Item 11.	Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the design and operation of the registrant’s disclosure controls and procedures within 90 days of the filing and have concluded that the registrant’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis.

(b)	There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C. § 1350. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Tocqueville Trust

By (Signature and Title)*	/s/ ROBERT W. KLEINSCHMIDT
Robert W. Kleinschmidt, President

Date 6/30/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ ROBERT W. KLEINSCHMIDT
Robert W. Kleinschmidt, President

Date 6/30/2010

By (Signature and Title)*	/s/ JOHN CASSIDY
John Cassidy, Treasurer

Date 6/30/2010

*	Print the name and title of each signing officer under his or her signature.